SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED OCTOBER 23, 2001
(To Prospectus dated October 22, 2001)


                                  CWMBS, INC.
                                   Depositor

                                  Countrywide
                               Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                    CHL Mortgage Pass-Through Trust 2001-23
                                    --------



The Class 5-A-1
certificates represent
obligations of the trust             The Class 5-A-1 Certificates
only and do not
represent an interest in             o   This supplement relates to the offering of the Class 5-A-1 certificates of the
or obligation of                         series referenced above. This supplement does not contain complete
CWMBS, Inc.,                             information about the offering of the Class 5-A-1 certificates. Additional
Countrywide Home                         information is contained in the prospectus supplement dated October 23,
Loans, Inc.,                             2001, prepared in connection with the offering of the offered certificates of
Countrywide Home                         the series referenced above and in the prospectus of the depositor dated
Loans Servicing LP or                    October 22, 2001. You are urged to read this supplement, the prospectus
any of their affiliates.                 supplement and the prospectus in full.

This supplement may be               o   As of June 25, the class certificate balance of the Class 5-A-1 certificates
used to offer and sell the               was approximately $5,964,842.
offered certificates only
if accompanied by the
prospectus supplement
and the prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to market making transactions in the Class 5-A-1 certificates in which Countrywide Securities Corporation acts as principal. Countrywide Securities Corporation may also act as agent in such transactions. Sales will be made at prices related to the prevailing prices at the time of sale.

July 17, 2003

                               THE MORTGAGE POOL

     As of June 1, 2003 (the "Reference Date"), loan group 1 included approximately 143 Mortgage Loans having an aggregate Stated Principal Balance of approximately $49,119,561, loan group 2 included approximately 59 Mortgage Loans having an aggregate Stated Principal Balance of approximately $22,477,089, loan group 3 included approximately 191 Mortgage Loans having an aggregate Stated Principal Balance of approximately $64,775,665, loan group 4 included approximately 44 Mortgage Loans having an aggregate Stated Principal Balance of approximately $14,701,747, loan group 5 included approximately 21 Mortgage Loans having an aggregate Stated Principal Balance of approximately $6,564,133, loan group 6 included approximately 34 Mortgage Loans having an aggregate Stated Principal Balance of approximately $14,256,393 and loan group 7 included approximately 55 Mortgage Loans having an aggregate Stated Principal Balance of approximately $22,838,329.

     The following table summarizes the delinquency and foreclosure experience of the Mortgage Loans as of the Reference Date.

                                                                     As of June 1, 2003
                                         ----------------------------------------------------------------------------
                                           Loan       Loan       Loan       Loan       Loan       Loan       Loan
                                         Group 1    Group 2    Group 3    Group 4    Group 5    Group 6    Group 7
                                         ---------- ---------- ---------- ---------- ---------- ---------- ----------
Total Number of Mortgage Loans.........      143       59         191        44         21         34         55
Delinquent Mortgage Loans and Pending
Foreclosures at Period End (1)
         30-59 days....................     3.50%     1.69%      0.00%      6.82%      0.00%      0.00%      3.64%
         60-90 days....................     0.70%     1.69%      0.00%      0.00%      0.00%      0.00%      3.64%
         91 days or more (excluding         0.70%     0.00%      1.05%      0.00%      0.00%      0.00%      0.00%
                                            -----     -----      -----      -----      -----      -----      -----
         pending foreclosures).........
         Total Delinquencies...........     4.90%     3.38%      1.05%      6.82%      0.00%      0.00%      7.28%
                                            =====     =====      =====      =====      =====      =====      =====
Foreclosures Pending...................     1.40%     0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                            -----     -----      -----      -----      -----      -----      -----
Total Delinquencies and                     6.30%     3.38%      1.05%      6.82%      0.00%      0.00%      7.28%
foreclosures pending...................     =====     =====      =====      =====      =====      =====      =====


--------------
(1) As a percentage of the total number of Mortgage Loans as of the Reference Date.

     No Mortgage Loans have been converted and are, as of the Reference Date, REO loans.

     Certain additional information as to the Mortgage Loans in loan group 1, loan group 2, loan group 3, loan group 4, loan group 5, loan group 6 and loan group 7 as of the Reference Date is set forth in Exhibit 1 in tabular format Other than with respect to rates of interest, percentages (approximate) are stated in such tables by Stated Principal Balance of the Mortgage Loans as of the Reference Date and have been rounded in order to total 100.00%.

                          SERVICING OF MORTGAGE LOANS

The Master Servicer

     Countrywide Home Loans Servicing LP will act as Master Servicer under the Agreement.

Foreclosure and Delinquency Experience

     Historically, a variety of factors, including the appreciation of real estate values, have limited Countrywide Home Loans' loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond the control of Countrywide Home Loans, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

     A general deterioration of the real estate market in regions where the mortgaged properties are located may result in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. A general weakening of the economy may result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy were to decline, Countrywide Home Loans may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

     The following table summarizes the delinquency, foreclosure and loss experience, respectively, on the dates indicated, of all mortgage loans originated or acquired by Countrywide Home Loans, serviced or master serviced by Countrywide Home Loans and securitized by the depositor. The delinquency, foreclosure and loss percentages may be affected by the size and relative lack of seasoning of the servicing portfolio which increased from approximately $15.844 billion at February 28, 1999, to approximately $17.759 billion at February 29, 2000, to approximately $21.251 billion at February 28, 2001, to approximately $25.658 billion at December 31, 2001, to approximately $33.455 billion at December 31, 2002, and to approximately $38.782 billion at March 31, 2003. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the mortgage loans and no assurances can be given that the foreclosure, delinquency and loss experience presented in the following table will be indicative of the actual experience on the mortgage loans (totals may not add due to rounding):

                                                At February 28(29),                    At December 31,         At March 31,
                                       ----------------------------------------   --------------------------   ------------
                                          1999          2000           2001           2001          2002           2003
                                       ----------   -----------   -------------   -----------   ------------   ------------
Delinquent Mortgage Loans and
   Pending Foreclosures at
   Period End:
     30-59 days........................   1.03%         1.36%          1.61%          1.89%          2.11%         1.89%
     60-89 days........................   0.18          0.22           0.28           0.39           0.53          0.47
     90 days or more (excluding
        pending foreclosures)..........   0.12          0.16           0.14           0.23           0.35          0.54
                                       ----------   -----------   -------------   -----------   ------------   ------------
         Total of delinquencies........   1.32%         1.75%          2.03%          2.51%          2.99%         2.91%
                                       ==========   ===========   =============   ===========   ============   ============
Foreclosures pending...................   0.14%         0.16%          0.27%          0.31%          0.31%         0.50%
                                       ==========   ===========   =============   ===========   ============   ============

Total delinquencies and
    foreclosures pending...............   1.46%         1.91%          2.30%          2.82%          3.31%         3.41%
                                       ==========   ===========   =============   ===========   ============   ============

Net Gains/(Losses) on liquidated
    loans(1)...........................$(2,882,524)  $(3,076,240)   $(2,988,604)   $(5,677,141)   $(10,788,657)  $(3,015,435)
Percentage of Net Gains/(Losses)
    on liquidated loans(1)(2)..........  (0.018)%      (0.017)%       (0.014)%       (0.022)%       (0.032)%      (0.008)%
Percentage of Net Gains/(Losses)
    on liquidated loans (based on
    average outstanding principal
    balance)(1)........................  (0.021)%      (0.017)%       (0.015)%       (0.023)%       (0.033)%      (0.008)%
----------

(1) "Net Gains/(Losses)" are actual gains or losses incurred on liquidated properties that are calculated as net liquidation proceeds less book value (excluding loan purchase premium or discount).

(2) Based upon the total principal balance of the mortgage loans outstanding on the last day of the indicated period.


                  DESCRIPTION OF THE CLASS 5-A-1 CERTIFICATES

     The Class 5-A-1 Certificates will be entitled to receive interest and principal as described in the Prospectus Supplement under "Description of the Certificates - Priority of Distributions Among Certificates", " - Interest" and " - Principal."

     As of June 25, 2003 (the "Certificate Date"), the Class Certificate Balance of the Class 5-A-1 Certificates was approximately $5,964,842, evidencing a beneficial ownership interest of approximately 3.06% in the Trust Fund. As of the Certificate Date, the Senior Certificates had an aggregate principal balance of approximately $174,732,284 and evidenced in the aggregate a beneficial ownership interest of approximately 89.73% in the Trust Fund. As of the Certificate Date, the subordinated certificates had an aggregate principal balance of approximately $20,000,636 and evidenced in the aggregate a beneficial ownership interest of approximately 10.27% in the Trust Fund. For additional information with respect to the Class 5-A-1 Certificates, see "Description of the Certificates" in the Prospectus Supplement.

Reports to Certificateholders

     The June 2003 monthly statement that has been furnished to Certificateholders of record on the most recent Distribution Date is included herein as Exhibit 2.

Revised Structuring Assumptions

     Unless otherwise specified, the information in the tables appearing in this Supplement under "Yield, Prepayment and Maturity Considerations - Decrement Table" has been prepared on the basis of the assumed characteristics of the Mortgage Loans and other assumptions described in the Prospectus Supplement under "Description of the Certificates - Structuring

Assumptions" (the "Structuring Assumptions") and the following additional assumptions (collectively with the Structuring Assumptions, the "Revised Structuring Assumptions"):

     o the mortgage loans prepay at the specified constant percentages of the Prepayment Assumption,

     o no defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced,

     o scheduled payments on the mortgage loans are received on the first day of each month, commencing in the calendar month following the Reference Date and are computed before giving effect to prepayments received on the last day of the prior month,

     o prepayments are allocated as described in the prospectus supplement without giving effect to loss and delinquency tests,

     o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month of the closing date,

     o the scheduled monthly payment for each mortgage loan has been calculated such that each mortgage loan will amortize in amounts sufficient to repay the current balance of the mortgage loan by its respective remaining term to maturity,

     o the Adjusted Net Mortgage Rate is equal to the Mortgage Rate minus the sum of the master servicing fee and the trustee fee and, where applicable, amounts in respect of lender paid primary mortgage insurance on a mortgage loan and with respect to mortgage loans in loan group 5, the applicable Component Rate,

     o the Class Certificate Balance of the Class 5-A-1 Certificates is as set forth on the cover page of this Supplement or as described under "Description of the Certificates,"

     o interest accrues on the Class 5-A-1 Certificates at the applicable interest rate as described in the prospectus supplement,

     o distributions in respect of the Class 5-A-1 Certificates are received in cash on the 25th day of each month commencing in the calendar month following the closing date,

     o the closing date of the sale of the Class 5-A-1 Certificates is July 23, 2003,

     o the seller is not required to repurchase or substitute for any mortgage loan,

     o the master servicer does not exercise the option to repurchase the mortgage loans described under "-- Optional Purchase of Defaulted Loans" and "-- Optional Termination" in the prospectus supplement,

     o  no class of certificates becomes a Restricted Class,

     o the levels of One-Year LIBOR, One-Month LIBOR and CMT Indices remain constant at 1.16%, 1.11% and 1.06% respectively,

     o the Mortgage Rate on each mortgage loan will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Mortgage Index (as described in the Prospectus Supplement), plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Periodic Rate Caps (as applicable),

     o scheduled monthly payments on each mortgage loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such mortgage loan to equal the fully amortizing payment described in the Prospectus Supplement, and

     o with respect to the mortgage loans in loan group 5, the expense fees increase by 0.125% on the first interest adjustment date.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this prospectus supplement assumes a constant prepayment rate ("CPR" or the "Prepayment Assumption"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. There is no assurance that prepayments will occur at any of the Prepayment Assumption rate or at any other constant rate.

     While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual mortgage loans which will be delivered to the trustee and characteristics of the mortgage loans used in preparing the tables.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Decrement Table

     The following table indicates the percentage of the Certificate Date Class Certificate Balance of the Class 5-A-1 Certificates that would be outstanding after each of the dates shown at various constant percentages of Prepayment Model and the corresponding weighted average life thereof. The table has been prepared based on the Revised Structuring Assumptions. However, all of the Mortgage Loans may not have the interest rates or remaining terms to maturity described under "Revised Structuring Assumptions" herein and the Mortgage Loans may not prepay at the indicated constant percentages of the Prepayment Model or at any constant percentage.

                         Percent of Class Certificate Balance Outstanding

                                                         Percentage of the
                                                       Prepayment Assumption
                                             ----------------------------------------
        Distribution Date                     0%   10%   15%    25%   35%   45%   55%
        -----------------                    ---   ---   ---    ---   ---   ---   ---
        Initial.........................     100   100   100    100   100   100   100
        July 2004.......................      99    88    83     73    63    52    42
        July 2005.......................      97    78    70     54    40    28    18
        July 2006.......................      96    69    58     40    25    15     8
        July 2007.......................      94    62    49     29    16     8     4
        July 2008.......................      93    54    41     22    10     4     2
        July 2009.......................      90    48    34     16     7     2     1
        July 2010.......................      88    42    28     11     4     1     0
        July 2011.......................      85    36    23      8     3     1     0
        July 2012.......................      82    32    19      6     2     0     0
        July 2013.......................      79    27    15      4     1     0     0
        July 2014.......................      76    24    13      3     1     0     0
        July 2015.......................      73    20    10      2     0     0     0
        July 2016.......................      69    18     8      2     0     0     0
        July 2017.......................      66    15     7      1     0     0     0
        July 2018.......................      62    13     5      1     0     0     0
        July 2019.......................      59    11     4      1     0     0     0
        July 2020.......................      55     9     3      0     0     0     0
        July 2021.......................      51     8     3      0     0     0     0
        July 2022.......................      46     6     2      0     0     0     0
        July 2023.......................      42     5     2      0     0     0     0
        July 2024.......................      37     4     1      0     0     0     0
        July 2025.......................      33     3     1      0     0     0     0
        July 2026.......................      28     2     1      0     0     0     0
        July 2027.......................      23     2     0      0     0     0     0
        July 2028.......................      18     1     0      0     0     0     0
        July 2029.......................      12     1     0      0     0     0     0
        July 2030.......................       6     0     0      0     0     0     0
        July 2031.......................       1     0     0      0     0     0     0
        July 2032.......................       0     0     0      0     0     0     0
        Weighted Average Life (in years)**    17.1   7.3   5.3    3.3   2.2   1.6   1.2

       --------------------------
       (**)Determined as specified under "Weighted Average Lives of the Offered Certificates" in the Prospectus Supplement.

                              CREDIT ENHANCEMENT

     As of the Reference Date, the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount were approximately $5,865,511, $700,000 and $0, respectively.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     Prospective investors should consider carefully the income tax consequences of an investment in the Class 5-A-1 Certificates discussed under the sections titled "Material Federal Income Tax Consequences" in the Prospectus Supplement and the Prospectus and should consult their tax advisors with respect to those consequences.

                             ERISA CONSIDERATIONS

     Prospective purchasers of the Class 5-A-1 Certificates should consider carefully the ERISA consequences of an investment in such Certificates discussed under "ERISA Considerations" in the Prospectus, the Prospectus Supplement and herein, and should consult their own advisors with respect to those consequences. As described in the Prospectus Supplement, the Class 5-A-1 Certificates may be acquired by a person that is, or is investing on behalf of or with plan assets of, a Plan (a "Plan Investor") subject to certain conditions.

                                    RATINGS

     The Class 5-A-1 Certificates are currently rated "Aaa" by Moody's Investors Service, Inc. and AAA by Fitch Ratings. See "Ratings" in the Prospectus Supplement.

                            METHOD OF DISTRIBUTION

     The Supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc., and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to market making transactions in the Class 5-A-1 Certificates in which Countrywide Securities Corporation acts as principal. Countrywide Securities Corporation may also act as agent in such transactions. Sales will be made at prices relating to the prevailing prices at the time of sale.

                                                               EXHIBIT 1

Summary of Mortgage Loans in Loan Group 1
(As of Reference Date)

Total Number of Loans                                        143
Aggregate Principal Balance                          $49,119,561
Average Principal Balanace                              $343,493                           $43,538 to $675,622
Weighted Average Mortgage Rate                            6.252%                              5.250% to 7.750%
Net Weighted Average Mortgage Rate                        5.980%                              4.991% to 6.991%
ARM Characteristics
Weighted Average Gross Margin                             2.762%                              2.250% to 3.875%
Weighted Average Months to Next Adjustment Date               14                                       9 to 16
Weighted Average Initial Periodic Cap                     2.000%                              2.000% to 2.000%
Weighted Average Subsequent Periodic Cap                  2.000%                              2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                   12.252%                            11.250% to 13.750%
Weighted Average Minimum Mortgage Rate                    2.762%                              2.250% to 3.875%
Weighted Average Original Term (months)                      360                                    360 to 360
Weighted Average Remaining Term (months)                     338                                    333 to 340
Weighted Average Combined Loan-to-Value Ratio             72.64%                              22.28% to 95.00%

                                                           MORTGAGE RATES

Mortgage                                                     Number of                Aggregate              Percentage of Mortgage
Rate (%)                                                   Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
5.250                                                             1                     $633,630                      1.29      %
5.375                                                             1                     $327,008                      0.67
5.500                                                             8                   $3,464,796                      7.05
5.625                                                             3                   $1,245,141                      2.53
5.750                                                            14                   $4,967,860                     10.11
5.875                                                            14                   $5,587,940                     11.38
6.000                                                             9                   $2,688,690                      5.47
6.125                                                            10                   $3,719,568                      7.57
6.250                                                            12                   $4,091,883                      8.33
6.375                                                            12                   $3,744,419                      7.62
6.500                                                            16                   $4,781,842                      9.74
6.625                                                            12                   $3,240,893                      6.60
6.750                                                            10                   $3,327,673                      6.77
6.875                                                            10                   $3,768,888                      7.67
7.000                                                             5                   $1,910,056                      3.89
7.250                                                             3                   $1,092,985                      2.23
7.500                                                             2                     $311,780                      0.63
7.750                                                             1                     $214,511                      0.44
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================

                                                     CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES

Range of Mortgage                                            Number of                Aggregate              Percentage of Mortgage
Principal Balances ($)                                     Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                                                1                      $43,538                      0.09      %
$50,000.01 - $100,000.00                                          4                     $304,271                      0.62
$100,000.01 - $150,000.00                                        14                   $1,705,820                      3.47
$150,000.01 - $200,000.00                                        11                   $1,834,281                      3.73
$200,000.01 - $250,000.00                                         5                   $1,139,654                      2.32
$250,000.01 - $300,000.00                                        13                   $3,720,384                      7.57
$300,000.01 - $350,000.00                                        27                   $8,880,340                     18.08
$350,000.01 - $400,000.00                                        19                   $7,073,087                     14.40
$400,000.01 - $450,000.00                                        20                   $8,515,170                     17.34
$450,000.01 - $500,000.00                                        11                   $5,162,591                     10.51
$500,000.01 - $550,000.00                                         5                   $2,615,388                      5.32
$550,000.01 - $600,000.00                                         4                   $2,334,824                      4.75
$600,000.01 - $650,000.00                                         7                   $4,449,457                      9.06
$650,000.01 - $700,000.00                                         2                   $1,340,757                      2.73
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                     DOCUMENTATION PROGRAM

                                                             Number of                Aggregate              Percentage of Mortgage
Type of Program                                           Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                                132                  $46,267,819                     94.19      %
Reduced                                                          11                   $2,851,743                      5.81
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                   ORIGINAL LOAN TO VALUE RATIOS

Range of Original                                            Number of                Aggregate              Percentage of Mortgage
Loan-to-Value Ratios                                       Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
50.00 or below                                                    7                   $2,736,674                      5.57      %
50.01 - 55.00                                                     5                   $1,883,936                      3.84
55.01 - 60.00                                                     5                   $2,301,601                      4.69
60.01 - 65.00                                                     8                   $3,195,532                      6.51
65.01 - 70.00                                                    13                   $4,976,925                     10.13
70.01 - 75.00                                                    31                  $11,294,429                     22.99
75.01 - 80.00                                                    57                  $18,837,982                     38.35
85.01 - 90.00                                                     5                   $1,819,915                      3.71
90.01 - 95.00                                                    12                   $2,072,567                      4.22
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================


                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Number of                Aggregate              Percentage of Mortgage
State                                                      Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                                           6                   $2,207,745                      4.49      %
California                                                       37                  $14,307,681                     29.13
Colorado                                                         11                   $3,913,767                      7.97
Connecticut                                                       5                   $2,066,165                      4.21
Florida                                                           7                   $2,814,939                      5.73
Georgia                                                           4                   $1,576,961                      3.21
Illinois                                                         10                   $3,163,109                      6.44
Indiana                                                           3                   $1,659,056                      3.38
Michigan                                                          6                   $1,637,898                      3.33
North Carolina                                                    6                   $1,746,782                      3.56
Pennsylvania                                                      4                   $1,662,514                      3.38
Texas                                                             4                   $2,070,481                      4.22
Washington                                                       13                   $3,498,426                      7.12
Other (less than 2%)                                             27                   $6,794,038                     13.84
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                    PURPOSE OF MORTGAGE LOANS

                                                             Number of                Aggregate              Percentage of Mortgage
Loan Purposxe                                              Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
Refinance (rate/term)                                            55                  $18,253,480                     37.16      %
Refinance (cash out)                                             50                  $16,589,224                     33.77
Purchase                                                         38                  $14,276,858                     29.07
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                  TYPES OF MORTGAGED PROPERTIES

                                                             Number of                Aggregate              Percentage of Mortgage
Property Type                                              Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                    89                  $29,467,936                     59.99      %
Planned Unit Development                                         44                  $15,887,452                     32.34
Low-rise Condominium                                              8                   $2,696,529                      5.49
High-rise Condominium                                             2                   $1,067,644                      2.17
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                        OCCUPANCY TYPES

                                                             Number of                Aggregate              Percentage of Mortgage
Occupancy Type                                             Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                               139                  $47,861,988                     97.44      %
Second Residence                                                  3                   $1,100,866                      2.24
Investor Property                                                 1                     $156,707                      0.32
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                    REMAINING TERMS TO MATURITY

Remaining Term to Maturity                                   Number of                Aggregate              Percentage of Mortgage
(Months)                                                   Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                       143                  $49,119,561                    100.00      %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                         LOAN PROGRAMS

                                                             Number of                Aggregate              Percentage of Mortgage
Loan Programs                                              Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
3/1 CMT1Y                                                       143                  $49,119,561                    100.00      %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================


                                                         GROSS MARGIN(1)

                                                             Number of                Aggregate              Percentage of Mortgage
Range of Gross Margins (%)                                 Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                   139                  $48,474,090                     98.69      %
3.001 - 4.000                                                     4                     $645,471                      1.31
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================

(1) As of the cut-off date, the weighted average gross margin of the mortgage loans in loan group 1 was approximately 2.726%.



                                                      NEXT ADJUSTMENT DATE

                                                             Number of                Aggregate              Percentage of Mortgage
Next Adjustmentm Date                                      Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
March 2004                                                        1                     $344,462                      0.70      %
April 2004                                                        2                     $463,237                      0.94
May 2004                                                          3                     $637,969                      1.30
June 2004                                                         9                   $2,398,469                      4.88
July 2004                                                        23                   $6,793,228                     13.83
August 2004                                                      47                  $15,831,660                     32.23
September 2004                                                   41                  $16,242,748                     33.07
October 2004                                                     17                   $6,407,788                     13.05
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                             Number of                Aggregate              Percentage of Mortgage
Range of Number of Months (Months)                         Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
7 - 12                                                           15                   $3,844,137                      7.83      %
13 - 18                                                         128                  $45,275,424                     92.17
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                     MAXIMUM MORTGAGE RATES

                                                             Number of                Aggregate              Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                        Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                                                  50                  $18,915,065                     38.51      %
12.001 - 13.000                                                  87                  $28,585,221                     58.20
13.001 - 14.000                                                   6                   $1,619,275                      3.30
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                      INITIAL PERIODIC RATE CAP

                                                             Number of                Aggregate              Percentage of Mortgage
Initial Periodic Rate Cap (%)                              Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                                           143                  $49,119,561                    100.00      %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



                                                   SUBSEQUENT PERIODIC RATE CAP

                                                             Number of                Aggregate              Percentage of Mortgage
Subsequent Periodic Ratre Cap (%)                          Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                                           143                  $49,119,561                    100.00      %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================


                                                     MINIMUM MORTGAGE RATES

                                                             Number of                Aggregate              Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                        Mortgage Loans         Principal Balance          Loans in Loan Group 1
-----------------------------------------------------------------------------------------------------------------------------------
5.000 or Less                                                   143                  $49,119,561                    100.00      %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           143                  $49,119,561                    100.00      %
===================================================================================================================================



Summary of Mortgage Loans in Loan Group 2
(As of Reference Date)
Total Number of Loans                                         59
Aggregate Principal Balance                          $22,477,089
Average Principal Balance                                $380,968                          $60,774 to $636,425
Weighted Average Mortgage Rate                             6.055%                             4.875% to 7.125%
Net Weighted Average Mortgage Rate                         5.781%                             4.616% to 6.616%
ARM Characteristics
Weighted Average Gross Margin                              2.345%                             2.250% to 3.000%
Weighted Average Months to Next Adjustment Date                15                                     14 to 16
Weighted Average Initial Periodic Cap                      2.000%                             2.000% to 2.000%
Weighted Average Subsequent Periodic Cap                   2.000%                             2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                    12.070%                           11.250% to 13.125%
Weighted Average Minimum Mortgage Rate                     2.345%                             2.250% to 3.000%
Weighted Average Original Term (months)                       360                                   360 to 360
Weighted Average Remaining Term (months)                      339                                   338 to 340
Weighted Average Combined Loan-to-Value Ratio              70.16%                             17.93% to 93.96%


                                                         MORTGAGE RATES

Mortgage                                                     Number of                Aggregate              Percentage of Mortgage
Rate (%)                                                   Mortgage Loans         Principal Balance          Loans in Loan Group 2
-----------------------------------------------------------------------------------------------------------------------------------
4.875                                                             1                     $487,218                      2.17      %
5.250                                                             4                   $1,457,550                      6.48
5.500                                                             4                     $825,040                      3.67
5.625                                                             3                   $1,056,873                      4.70
5.750                                                             7                   $3,090,251                     13.75
5.875                                                             9                   $3,924,948                     17.46
6.000                                                             3                   $1,333,247                      5.93
6.125                                                             3                     $948,600                      4.22
6.250                                                             6                   $2,396,221                     10.66
6.375                                                             5                   $1,963,698                      8.74
6.500                                                             4                   $1,188,257                      5.29
6.625                                                             4                   $1,480,379                      6.59
6.750                                                             3                   $1,172,036                      5.21
6.875                                                             2                     $766,105                      3.41
7.125                                                             1                     $386,667                      1.72
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                            59                  $22,477,089                    100.00      %
===================================================================================================================================



                                                       CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES

Range of Mortgage                                            Number of                 Aggregate          Percentage of Mortgage
Principal Balances ($)                                     Mortgage Loans            Principal Balance    Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
$ 50,000.01 - $100,000.00                                         3                       $227,318                1.01    %
$100,000.01 - $150,000.00                                         1                       $122,371                0.54
$150,000.01 - $200,000.00                                         3                       $491,260                2.19
$250,000.01 - $300,000.00                                         6                     $1,735,015                7.72
$300,000.01 - $350,000.00                                        11                     $3,547,746               15.78
$350,000.01 - $400,000.00                                        13                     $4,882,308               21.72
$400,000.01 - $450,000.00                                         4                     $1,710,892                7.61
$450,000.01 - $500,000.00                                         8                     $3,837,879               17.07
$500,000.01 - $550,000.00                                         3                     $1,588,108                7.07
$550,000.01 - $600,000.00                                         1                       $599,902                2.67
$600,000.01 - $650,000.00                                         6                     $3,734,290               16.61
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           59                    $22,477,089              100.00    %
===================================================================================================================================



                                                     DOCUMENTATION PROGRAM

                                                            Number of                     Aggregate        Percentage of Mortgage
Type of Program                                          Mortgage Loans                Principal Balance    Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                               55                     $21,170,389                    94.19      %
Reduced                                                         4                      $1,306,699                     5.81
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          59                     $22,477,089                   100.00      %
===================================================================================================================================


                                                   ORIGINAL LOAN TO VALUE RATIOS

Range of Original                                            Number of                   Aggregate        Percentage of Mortgage
Loan-to-Value Ratios                                      Mortgage Loans           Principal Balance       Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
50.00 or below                                                6                      $2,177,812                   9.69      %
50.01 - 55.00                                                 3                        $982,700                   4.37
55.01 - 60.00                                                 3                      $1,545,283                   6.87
60.01 - 65.00                                                 4                      $1,746,680                   7.77
65.01 - 70.00                                                 6                      $2,796,715                  12.44
70.01 - 75.00                                                 9                      $3,495,265                  15.55
75.01 - 80.00                                                23                      $8,490,177                  37.77
85.01 - 90.00                                                 3                        $996,110                   4.43
90.01 - 95.00                                                 2                        $246,346                   1.10
----------------------------------------------------------------------------------------------------------------------------------

Total                                                        59                     $22,477,089                  100.00     %
===================================================================================================================================


                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Number of                     Aggregate        Percentage of Mortgage
State                                                     Mortgage Loans               Principal Balance     Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
Arizona                                                          2                           $688,647               3.06  %
California                                                      17                         $7,114,434              31.65
Colorado                                                         2                           $457,343               2.03
Florida                                                          2                           $611,822               2.72
Georgia                                                          2                           $976,888               4.35
Illinois                                                         5                         $1,991,414               8.86
Michigan                                                         1                           $468,325               2.08
Missouri                                                         4                         $1,167,021               5.19
New Jersey                                                       1                           $607,242               2.70
New York                                                         1                           $465,188               2.07
Oregon                                                           3                         $1,150,113               5.12
South Carolina                                                   1                           $478,615               2.13
Texas                                                            3                         $1,032,465               4.59
Utah                                                             2                           $795,164               3.54
Washington                                                       8                         $2,871,070              12.77
Other (less than 2%)                                             5                         $1,601,341               7.12
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           59                       $22,477,089             100.00   %
===================================================================================================================================



                                                     PURPOSE OF MORTGAGE LOANS

                                                            Number of                     Aggregate        Percentage of Mortgage
Loan Purpose                                              Mortgage Loans              Principal Balance    Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
Refinance (rate/term)                                          26                         $9,629,032              42.84 %
Purchase                                                       19                         $7,744,057              34.45
Refinance (cash out)                                           14                         $5,103,999              22.71
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          59                        $22,477,089             100.00 %
===================================================================================================================================



                                                  TYPES OF MORTGAGED PROPERTIES

                                                             Number of                     Aggregate       Percentage of Mortgage
Property Type                                              Mortgage Loans             Principal Balance    Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                  41                     $14,679,098             65.31 %
Planned Unit Development                                       15                      $6,335,930             28.19
Low-rise Condominium                                            3                      $1,462,060              6.50
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          59                     $22,477,089            100.00 %
==================================================================================================================================



                                                        OCCUPANCY TYPES

                                                             Number of                     Aggregate         Percentage of Mortgage
Occupancy Type                                             Mortgage Loans              Principal Balance     Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                               58                       $22,086,424             98.26 %
Second Residence                                                 1                          $390,665              1.74
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           59                       $22,477,089            100.00 %
===================================================================================================================================



                                                    REMAINING TERMS TO MATURITY

Remaining Terms to Maturity                                 Number of                     Aggregate        Percentage of Mortgage
(Months)                                                 Mortgage Loans               Principal Balance    Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                     59                        $22,477,089              100.00 %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         59                        $22,477,089              100.00 %
===================================================================================================================================


                                                         LOAN PROGRAMS

                                                            Number of                      Aggregate         Percentage of Mortgage
Loan Programs                                            Mortgage Loans                Principal Balance     Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
3/1 LIB12M                                                    59                          $22,477,089               100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         59                          $22,477,089               100.00   %
===================================================================================================================================


                                                         GROSS MARGIN(1)

                                                             Number of                       Aggregate       Percentage of Mortgage
Range of Gross Margins (%)                                Mortgage Loans                Principal Balance    Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                  59                          $22,477,089             100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          59                          $22,477,089             100.00   %
===================================================================================================================================
(1)    As of the cut-off date, the weighted average gross margin of the mortgage loans in loan group 2 was approximately 2.345%.



                                                      NEXT ADJUSTMENT DATE

                                                            Number of                     Aggregate         Percentage of Mortgage
Next Adjustment Date                                      Mortgage Loans              Principal Balance     Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
August 2004                                                   7                           $1,659,427             7.38  %
September 2004                                               26                           $9,584,580            42.64
Octoboer 2004                                                26                          $11,233,081            49.98
----------------------------------------------------------------------------------------------------------------------------------

Total                                                        59                          $22,477,089           100.00  %
===================================================================================================================================


                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                             Number of                     Aggregate         Percentage of Mortgage
Range of Number of Months (Months)                         Mortgage Loans             Principal Balance      Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
13 - 18                                                       59                        $22,477,089               100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         59                        $22,477,089               100.00  %
===================================================================================================================================



                                                     MAXIMUM MORTGAGE RATES

                                                             Number of                     Aggregate        Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                        Mortgage Loans             Principal Balance     Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                                                 31                       $12,175,127              54.17  %
12.001 - 13.000                                                 27                        $9,915,295              44.11
13.001 - 14.000                                                  1                          $386,667               1.72
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           59                       $22,477,089             100.00  %
===================================================================================================================================



                                                      INITIAL PERIODIC RATE CAP

                                                            Number of                     Aggregate        Percentage of Mortgage
Initial Periodic Rate Cap (%)                             Mortgage Loans             Principal Balance      Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                         59                        $22,477,089               100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         59                        $22,477,089               100.00  %
===================================================================================================================================



                                                   SUBSEQUENT PERIODIC RATE CAP

                                                            Number of                     Aggregate        Percentage of Mortgage
Subsequent Periodic Rate Cap (%)                          Mortgage Loans             Principal Balance     Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                         59                          $22,477,089            100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         59                          $22,477,089            100.00  %
===================================================================================================================================


                                                     MINIMUM MORTGAGE RATES

                                                            Number of                     Aggregate        Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                       Mortgage Loans             Principal Balance      Loans in Loan Group 2
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                 59                          $22,477,089            100.00 %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         59                          $22,477,089            100.00 %
==================================================================================================================================



Summary of Mortgage Loans in Loan Group 3
(As of Reference Date)

Total Number of Loans                                        191
Aggregate Principal Balance                          $64,775,665
Average Principal Balance                                $339,140                      $56,486 to $2,932,755
Weighted Average Mortgage Rate                             6.709%                           4.875% to 8.500%
Net Weighted Average Mortgage Rate                         6.443%                           4.616% to 8.241%
ARM Characteristics
Weighted Average Gross Margin                              2.759%                           2.750% to 3.625%
Weighted Average Months to Next Adjustment Date                37                                    3 to 41
Weighted Average Initial Periodic Cap                      4.319%                           2.000% to 5.000%
Weighted Average Subsequent Periodic Cap                   2.041%                           2.000% to 5.000%
Weighted Average Maximum Mortgage Rate                    11.863%                          9.875% to 14.125%
Weighted Average Minimum Mortgage Rate                     2.759%                           2.750% to 3.625%
Weighted Average Original Term (months)                       360                                 348 to 360
Weighted Average Remaining Term (months)                      337                                 303 to 341
Weighted Average Combined Loan-to-Value Ratio              73.57%                           18.57% to 95.00%


                                                         MORTGAGE RATES

Mortgage                                                 Number of                   Aggregate              Percentage of Mortgage
Rate (%)                                               Mortgage Loans           Principal Balance            Loans in Loan Group 3
-----------------------------------------------------------------------------------------------------------------------------------
4.875                                                       1                         $366,887                       0.57      %
5.375                                                       1                         $340,738                       0.53
5.625                                                       3                       $1,066,946                       1.65
5.750                                                       2                         $590,422                       0.91
5.875                                                       1                         $366,615                       0.57
6.000                                                       3                       $1,041,415                       1.61
6.125                                                       1                          $84,115                       0.13
6.250                                                       7                       $2,558,862                       3.95
6.375                                                      13                       $3,081,078                       4.76
6.500                                                      27                      $12,915,694                      19.94
6.625                                                      28                       $8,364,509                      12.91
6.750                                                      27                       $9,152,194                      14.13
6.875                                                      35                      $11,377,809                      17.56
7.000                                                      15                       $5,816,846                       8.98
7.125                                                       9                       $3,211,635                       4.96
7.250                                                       2                         $527,240                       0.81
7.375                                                       3                         $906,000                       1.40
7.500                                                       3                         $631,517                       0.97
7.625                                                       1                         $382,539                       0.59
7.750                                                       1                         $334,070                       0.52
7.875                                                       4                       $1,055,245                       1.63
8.000                                                       1                          $74,372                       0.11
8.125                                                       1                          $90,700                       0.14
8.375                                                       1                         $381,731                       0.59
8.500                                                       1                          $56,486                       0.09
-----------------------------------------------------------------------------------------------------------------------------------

 Total                                                    191                      $64,775,665                     100.00    %
===================================================================================================================================




                                                      CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES

Range of Mortgage                                      Number of                    Aggregate               Percentage of Mortgage
Principal Balances ($)                               Mortgage Loans             Principal Balance            Loans in Loan Group 3
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01  - $100,000.00                                  12                       $1,004,681                      1.55%
$100,000.01 - $150,000.00                                  17                       $2,115,772                      3.27
$150,000.01 - $200,000.00                                  13                       $2,249,520                      3.47
$200,000.01 - $250,000.00                                  12                       $2,668,583                      4.12
$250,000.01 - $300,000.00                                  16                       $4,446,287                      6.86
$300,000.01 - $350,000.00                                  40                      $13,039,225                     20.13
$350,000.01 - $400,000.00                                  30                      $11,213,963                     17.31
$400,000.01 - $450,000.00                                  21                       $8,796,234                     13.58
$450,000.01 - $500,000.00                                  13                       $6,192,930                      9.56
$500,000.01 - $550,000.00                                   5                       $2,594,079                      4.00
$550,000.01 - $600,000.00                                   4                       $2,315,647                      3.57
$600,000.01 - $650,000.00                                   4                       $2,489,827                      3.84
$750,000.01 - $1,000,000.00                                 2                       $1,658,906                      2.56
$1,000,000.01 - $1,500,000.00                               1                       $1,057,254                      1.63
> $2,000,000.00                                             1                       $2,932,755                      4.53
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                     191                      $64,775,665                    100.00%
===================================================================================================================================


                                                     DOCUMENTATION PROGRAM

                                  Number of                Aggregate                       Percentage of Mortgage
Type of Program                 Mortgage Loans          Principal Balance                    Loans in Loan Group 3
------------------------------------------------------------------------------------------------------------------
Full/Alternative                    164                  $57,309,119                              88.47 %
Reduced                              26                   $7,172,440                              11.07
CLUES Plus                            1                     $294,106                               0.45
------------------------------------------------------------------------------------------------------------------

Total                               191                  $64,775,665                             100.00 %
==================================================================================================================


                                                   ORIGINAL LOAN TO VALUE RATIOS

Range of Original                                            Number of                     Aggregate         Percentage of Mortgage
Loan to Value Ratios                                       Mortgage Loans              Principal Balance      Loans in Loan Group 3
----------------------------------------------------------------------------------------------------------------------------------
50.00 or below                                                  9                         $3,407,487                  5.26     %
50.01 - 55.00                                                   2                           $497,988                  0.77
55.01 - 60.00                                                   8                         $5,732,120                  8.85
60.01 - 65.00                                                   7                         $2,543,765                  3.93
65.01 - 70.00                                                  22                         $7,673,596                 11.85
70.01 - 75.00                                                  31                        $11,429,326                 17.64
75.01 - 80.00                                                  85                        $27,013,521                 41.70
80.01 - 85.00                                                   1                           $361,640                  0.56
85.01 - 90.00                                                  10                         $3,187,483                  4.92
90.01 - 95.00                                                  16                         $2,928,740                  4.52
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         191                        $64,775,665                100.00     %
==================================================================================================================================


                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                            Number of                       Aggregate        Percentage of Mortgage
State                                                      Mortgage Loans               Principal Balance      Loans in Group 3
--------------------------------------------------------------------------------------------------------------------------------
Arizona                                                        15                         $3,773,041                  5.82  %
California                                                     61                        $21,410,563                 33.05
Colorado                                                       11                         $3,358,919                  5.19
Connecticut                                                     3                         $1,817,010                  2.81
District of Columbia                                            1                         $2,932,755                  4.53
Florida                                                        11                         $4,387,573                  6.77
Georgia                                                         9                         $3,237,752                  5.00
Massachusetts                                                   4                         $1,844,083                  2.85
Pennsylvania                                                    7                         $2,480,904                  3.83
Texas                                                           8                         $3,219,224                  4.97
Washington                                                      8                         $2,660,162                  4.11
Other (less than 2%)                                           53                        $13,653,676                 21.09
---------------------------------------------------------------------------------------------------------------------------------

Total                                                         191                        $64,775,665                 100.00 %
=================================================================================================================================


                                                    PURPOSE OF MORTGAGE LOANS

                                                            Number of                     Aggregate         Percentage of Mortgage
Loan Program                                              Mortgage Loans               Principal Balance       Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                                        77                        $27,746,782                  42.84   %
Refinance (rate/term)                                           66                        $23,948,048                  36.97
Refinance (cash out)                                            48                        $13,080,835                  20.19
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                        $64,775,665                 100.00   %
==================================================================================================================================



                                                  TYPES OF MORTGAGED PROPERTIES

                                                            Number of                      Aggregate        Percentage of Mortgage
Property Type                                              Mortgage Loans              Principal Balance       Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                  119                        $41,275,324                 63.72     %
Planned Unit Development                                        57                        $19,028,874                 29.38
Low-rise Condominium                                            14                         $4,100,664                  6.33
High-rise Condominium                                            1                           $370,802                  0.57
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                        $64,775,665                 100.00    %
==================================================================================================================================


                                                        OCCUPANCY TYPES

                                                            Number of                      Aggregate        Percentage of Mortgage
Occupancy Type                                             Mortgage Loans              Principal Balance        Loans in Group 3
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                              179                        $61,173,869                  94.44     %
Second Residence                                                10                         $3,417,277                   5.28
Investor Property                                                2                           $184,519                   0.28
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                        $64,775,665                 100.00     %
==================================================================================================================================



                                                    REMAINING TERMS TO MATURITY

Remaining Terms to Maturity                                 Number of                       Aggregate        Percentage of Mortgage
(Months)                                                   Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                       191                        $64,775,665                100.00     %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           191                        $64,775,665                100.00     %
==================================================================================================================================


                                                         LOAN PROGRAMS

                                                            Number of                      Aggregate        Percentage of Mortgage
Loan Programs                                              Mortgage Loans              Principal Balance      L oans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
5/1 CMT1Y                                                     191                        $64,775,665                 100.00    %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         191                        $64,775,665                  100.00   %
==================================================================================================================================



                                                         GROSS MARGIN(1)

                                                            Number of                       Aggregate        Percentage of Mortgage
Range of Gross Margins (%)                                 Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                  186                           $63,876,248               98.61  %
3.001 - 4.000                                                    5                              $899,417                1.39
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                           $64,775,665              100.00  %
==================================================================================================================================
(1) As of the cut-off date, the weighted average gross margin of the mortgage  loans in loan Group 3 was approximately 2.759%.


                                                      NEXT ADJUSTMENT DATE

                                                          Number of                       Aggregate        Percentage of Mortgage
Next Adjustment Date                                    Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
September 2003                                                  1                           $264,250                  0.41    %
December 2004                                                   1                            $94,194                  0.15
June 2005                                                       1                            $74,372                  0.11
July 2005                                                       1                            $56,486                  0.09
January 2006                                                    1                           $381,731                  0.59
February 2006                                                   5                         $1,835,637                  2.83
March 2006                                                      1                           $226,076                  0.35
April 2006                                                      1                           $486,222                  0.75
May 2006                                                        3                           $904,654                  1.40
June 2006                                                      15                         $4,788,216                  7.39
July 2006                                                      52                        $18,891,749                 29.16
August 2006                                                    58                        $18,696,233                 28.86
September 2006                                                 30                        $10,416,583                 16.08
October 2006                                                   19                         $6,943,102                 10.72
November 2006                                                   2                           $716,159                  1.11
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         191                        $64,775,665                100.00    %
==================================================================================================================================



                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                          Number of                       Aggregate        Percentage of Mortgage
Range of Number of Months (Months)                      Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
1 - 6                                                            1                           $264,250                  0.41    %
13 - 18                                                          1                            $94,194                  0.15
19 - 24                                                          1                            $74,372                  0.11
25 - 31                                                          2                           $438,218                  0.68
32 - 37                                                         77                        $27,132,553                 41.89
38 - 42                                                        109                        $36,772,078                 56.77
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                       $64,775,665                 100.00    %
==================================================================================================================================


                                                     MAXIMUM MORTGAGE RATES

                                                          Number of                       Aggregate         Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                     Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                                                   1                           $366,887                  0.57    %
10.001 - 11.000                                                  9                         $3,138,258                  4.84
11.001 - 12.000                                                102                        $44,430,305                 68.59
12.001 - 13.000                                                 73                        $15,897,588                 24.54
13.001 - 14.000                                                  5                           $851,926                  1.32
14.001 - 15.000                                                  1                            $90,700                  0.14
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                        $64,775,665                 100.00    %
==================================================================================================================================


                                                      INITIAL PERIODIC RATE CAP

                                                          Number of                       Aggregate        Percentage of Mortgage
Initial Periodic Rate Cap (%)                          Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                           69                        $14,634,688                 22.59   %
2.750                                                            1                            $96,570                  0.15
5.000                                                          121                        $50,044,407                 77.26
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                        $64,775,665                 100.00  %
==================================================================================================================================



                                                   SUBSEQUENT PERIODIC RATE CAP

                                                          Number of                       Aggregate        Percentage of Mortgage
Subsequent Periodic Rate Cap  (%)                       Mortgage Loans                 Principal Balance      Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                          189                        $63,890,733                 98.63    %
5.000                                                            2                           $884,932                  1.37
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          191                       $64,775,665                100.00    %
==================================================================================================================================



                                                     MINIMUM MORTGAGE RATES

                                                            Number of                     Aggregate         Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                      Mortgage Loans               Principal Balance        Loans in Group 3
----------------------------------------------------------------------------------------------------------------------------------
5.000 or Less                                                 191                        $64,775,665                 100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                         191                        $64,775,665                 100.00   %
==================================================================================================================================


Summary of Mortgage Loans in Loan Group 4
(As of Reference Date)

Total Number of Loans                                         44
Aggregate Principal Balance                          $14,701,747
Average Principal Balance                                $334,131                           $84,735 to $579,752
Weighted Average Mortgage Rate                             6.731%                              5.750% to 7.875%
Net Weighted Average Mortgage Rate                         6.405%                              5.491% to 7.491%
ARM Characteristics
  Weighted Average Gross Margin                            2.550%                             2.250% to 3.625%
  Weighted Average Months to Next Adjustment Date              39                                     37 to 39
  Weighted Average Initial Periodic Cap                    4.689%                              2.000% to 5.000%
  Weighted Average Subsequent Periodic Cap                 2.000%                              2.000% to 2.000%
  Weighted Average Maximum Mortgage Rate                  11.835%                            10.750% to 13.750%
  Weighted Average Minimum Mortgage Rate                   2.550%                              2.250% to 3.625%
Weighted Average Original Term (months)                       360                                    360 to 360
Weighted Average Remaining Term (months)                      339                                    337 to 339
Weighted Average Combined Loan-to-Value Ratio              76.05%                              38.07% to 95.00%


                                                         MORTGAGE RATES

Mortgage                                                     Number of                     Aggregate        Percentage of Mortgage
Rate (%)                                                   Mortgage Loans              Principal Balance        Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
5.750                                                           1                           $439,442                  2.99     %
6.125                                                           2                           $682,354                  4.64
6.250                                                           2                           $642,812                  4.37
6.375                                                           4                         $1,086,730                  7.39
6.500                                                           9                         $2,923,710                 19.89
6.625                                                           6                         $1,844,038                 12.54
6.750                                                           6                         $1,991,346                 13.54
6.875                                                           5                         $1,712,264                 11.65
7.000                                                           1                           $325,939                  2.22
7.125                                                           3                         $1,003,725                  6.83
7.250                                                           1                           $377,613                  2.57
7.375                                                           1                           $441,960                  3.01
7.500                                                           1                           $552,140                  3.76
7.750                                                           1                           $257,452                  1.75
7.875                                                           1                           $420,222                  2.86
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00     %
==================================================================================================================================



                                                     CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES
Range of
Mortgage                                                     Number of                      Aggregate        Percentage of Mortgage
Principal Banalces($)                                      Mortgage Loans                Principal Balance      Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                                         1                           $ 84,735                  0.58
$100,000.01 - $150,000.00                                        6                           $765,761                  5.21
$150,000.01 - $200,000.00                                        1                           $180,479                  1.23
$200,000.01 - $250,000.00                                        1                           $237,369                  1.61
$250,000.01 - $300,000.00                                        2                           $539,529                  3.67
$300,000.01 - $350,000.00                                       13                         $4,258,970                 28.97
$350,000.01 - $400,000.00                                        9                         $3,369,760                 22.92
$400,000.01 - $450,000.00                                        6                         $2,621,601                 17.83
$450,000.01 - $500,000.00                                        1                           $452,550                  3.08
$500,000.01 - $550,000.00                                        2                         $1,059,101                  7.20
$550,000.01 - $600,000.00                                        2                         $1,131,891                  7.70
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                                     DOCUMENTATION PROGRAM

                                                          Number of                       Aggregate         Percentage of Mortgage
Type of Program                                         Mortgage Loans                 Principal Balance      Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                                42                        $14,222,704                 96.74    %
Reduced                                                          1                           $394,308                  2.68
CLUES Plus                                                       1                            $84,735                  0.58
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00    %
==================================================================================================================================



                                                   ORIGINAL LOAN TO VALUE RATIOS

                                                          Number of                        Aggregate        Percentage of Mortgage
Type of Program                                         Mortgage Loans                 Principal Balance      Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
50.00 or below                                                   1                           $367,095                  2.50   %
50.01 - 55.00                                                    1                           $579,752                  3.94
55.01 - 60.00                                                    1                           $330,551                  2.25
60.01 - 65.00                                                    1                           $328,438                  2.23
65.01 - 70.00                                                    6                         $2,219,775                 15.10
70.01 - 75.00                                                    8                         $2,472,325                 16.82
75.01 - 80.00                                                   18                         $6,037,586                 41.07
85.01 - 90.00                                                    3                         $1,257,138                  8.55
90.01 - 95.00                                                    5                         $1,109,087                  7.54
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================


                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES


                                                          Number of                       Aggregate        Percentage of Mortgage
State                                                   Mortgage Loans                 Principal Balance      Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
California                                                     22                         $8,270,497                 56.26  %
Colorado                                                        2                           $701,323                  4.77
Connecticut                                                     1                           $552,140                  3.76
Florida                                                         2                           $458,595                  3.12
Indiana                                                         1                           $452,550                  3.08
New Jersey                                                      2                           $873,509                  5.94
North Carolina                                                  3                           $902,685                  6.14
Texas                                                           2                           $653,305                  4.44
Utah                                                            1                           $352,989                  2.40
Washington                                                      1                           $439,442                  2.99
Other (less than 2%)                                            7                         $1,044,713                  7.10
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00  %
==================================================================================================================================



                                                    PURPOSE OF MORTGAGE LOANS

                                                          Number of                       Aggregate         Percentage of Mortgage
Loan Purpose                                            Mortgage Loans                 Principal Balance       Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                                       18                        $7,005,588                  47.65    %
Refinance (rate/term)                                          15                        $4,721,886                  32.12
Refinance (cash out)                                           11                        $2,974,273                  20.23
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                       $14,701,747                 100.00    %
==================================================================================================================================



                                                  TYPES OF MORTGAGED PROPERTIES

                                                          Number of                        Aggregate        Percentage of Mortgage
Property Type                                           Mortgage Loans                 Principal Balance       Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                  30                         $9,898,116                 67.33   %
Planned Unit Development                                        9                         $3,115,364                 21.19
Low-rise Condominium                                            5                         $1,688,267                 11.48
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================




                                                        OCCUPANCY TYPES

                                                          Number of                       Aggregate         Percentage of Mortgage
Occupancy Type                                          Mortgage Loans                 Principal Balance       Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                              43                        $14,464,377                 98.39   %
Investor Property                                               1                           $237,369                  1.61
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                                    REMAINING TERMS TO MATURITY

                                                          Number of                       Aggregate        Percentage of Mortgage
Occupancy Type                                          Mortgage Loans                 Principal Balance      Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                      44                        $14,701,747                100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                                         LOAN PROGRAMS


                                                          Number of                       Aggregate         Percentage of Mortgage
Occupancy Type                                          Mortgage Loans                 Principal Balance       Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
5/1 LIB12M                                                     44                        $14,701,747                100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00  %
==================================================================================================================================



                                                         GROSS MARGIN(1)

                                                          Number of                       Aggregate         Percentage of Mortgage
Range of Gross Margin (%)                               Mortgage Loans                 Principal Balance        Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                  40                        $13,706,217                 93.23 %
3.001 - 4.000                                                   4                           $995,530                  6.77
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00  %
==================================================================================================================================
 (1) As of the cut-off date, the weighted average gross margin of the mortgage loans in loan group 4 was approximately 2.550%.




                                                      NEXT ADJUSTMENT DATE

                                                          Number of                       Aggregate         Percentage of Mortgage
Next Adjustment Date                                    Mortgage Loans                 Principal Balance        Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
July 2006                                                       4                         $1,751,721                  11.9   %
August 2006                                                    15                         $3,652,942                 24.85
September 2006                                                 25                         $9,297,084                 63.24
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                          Number of                        Aggregate         Percentage of Mortgage
Range of Number of Months (Months)                   Mortgage Loans                    Principal Balance       Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
32 - 37                                                         4                         $1,751,721                 11.92    %
38 - 42                                                        40                        $12,950,026                 88.08
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00    %
==================================================================================================================================


                                                     MAXIMUM MORTGAGE RATES

                                                          Number of                       Aggregate         Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                    Mortgage Loans                 Principal Balance        Loans in Group 4
---------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                                                 1                           $439,442                  2.99   %
11.001 - 12.000                                                27                        $10,078,226                 68.55
12.001 - 13.000                                                14                         $3,789,250                 25.77
13.001 - 14.000                                                 2                           $394,829                  2.69
---------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                                      INITIAL PERIODIC RATE CAP

                                                          Number of                       Aggregate         Percentage of Mortgage
Initial Periodic Rate Cap(%)                            Mortgage Loans                 Principal Balance        Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                          10                         $1,525,796                 10.38   %
5.000                                                          34                        $13,175,951                 89.62
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                                   SUBSEQUENT PERIODIC RATE CAP

                                                            Number of                      Aggregate        Percentage of Mortgage
Subsequent Periodic Rate Cap (%)                          Mortgage Loans              Principal Balance        Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                          44                        $14,701,747                100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================



                                                     MINIMUM MORTGAGE RATES

                                                          Number of                       Aggregate         Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                    Mortgage Loans                 Principal Balance        Loans in Group 4
----------------------------------------------------------------------------------------------------------------------------------
5.000 or Less                                                  44                        $14,701,747                100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          44                        $14,701,747                100.00   %
==================================================================================================================================


Summary of Mortgage Loans in Loan Group 5
(As of Reference Date)
Total Number of Loans                                          21
Aggregate Principal Balance                            $6,564,133
Average Principal Balance                                 $312,578                            $14,636 to $575,988
Weighted Average Mortgage Rate                              6.750%                               6.000% to 7.750%
Net Weighted Average Mortgage Rate                          6.464%                               5.741% to 7.491%
ARM Characteristics
  Weighted Average Gross Margin                             2.656%                               2.250% to 3.375%
  Weighted Average Months to Next Adjustment Date               67                                       61 to 99
  Weighted Average Initial Periodic Cap                     4.634%                               2.000% to 5.000%
  Weighted Average Subsequent Periodic Cap                  2.000%                               2.000% to 2.000%
  Weighted Average Maximum Mortgage Rate                   11.750%                             11.000% to 12.750%
  Weighted Average Minimum Mortgage Rate                    2.656%                               2.250% to 3.375%
Weighted Average Original Term (months)                        360                                     360 to 360
Weighted Average Remaining Term (months)                       338                                     330 to 339
Weighted Average Combined Loan-to-Value Ratio               75.44%                               59.30% to 90.00%


                                                         MORTGAGE RATES

Mortgage                                                     Number of                    Aggregate         Percentage of Mortgage
Rate (%)                                                   Mortgage Loans             Principal Balance      Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
6.000                                                           1                           $557,282                  8.49  %
6.125                                                           2                           $514,236                  7.83
6.500                                                           1                           $119,822                  1.83
6.625                                                           3                         $1,072,605                 16.34
6.750                                                           4                         $1,784,763                 27.19
6.875                                                           5                         $1,361,653                 20.74
7.000                                                           2                           $502,653                  7.66
7.375                                                           1                           $107,845                  1.64
7.750                                                           2                           $543,275                  8.28
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
==================================================================================================================================



                                                      CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES

Range of Mortgage                                            Number of                      Aggregate       Percentage of Mortgage
Principal Balances ($)                                     Mortgage Loans               Principal Balance    Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                                               1                            $14,636                  0.22    %
$50,000.01 - $100,000.00                                         1                            $62,743                  0.96
$100,000.01 -$150,000.00                                         3                           $353,361                  5.38
$150,000.01 -$200,000.00                                         2                           $328,463                  5.00
$200,000.01 -$250,000.00                                         2                           $451,318                  6.88
$250,000.01 -$300,000.00                                         1                           $295,262                  4.50
$300,000.01 -$350,000.00                                         3                         $1,005,239                 15.31
350,000.01 - $400,000.00                                         1                           $359,552                  5.48
$450,000.01 -$500,000.00                                         2                           $946,911                 14.43
$500,000.01-$550,000.00                                          2                         $1,039,686                 15.84
$550,000.01 - $600,000.00                                        3                         $1,706,963                 26.00
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           21                         $6,564,133                100.00   %
===================================================================================================================================



                                                     DOCUMENTATION PROGRAM

                                                             Number of                    Aggregate         Percentage of Mortgage
Type of Program                                            Mortgage Loans             Principal Balance        Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                                17                         $6,150,447                 93.70   %
Reduced                                                          4                           $413,687                  6.30
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           21                         $6,564,133                100.00   %
==================================================================================================================================




                                                   ORIGINAL LOAN TO VALUE RATIOS

Range of Original                                         Number of                       Aggregate         Percentage of Mortgage
Loan to Value Ratios                                    Mortgage Loans                 Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                                   1                           $500,241                  7.62    %
60.01 - 65.00                                                   1                            $14,636                  0.22
65.01 - 70.00                                                   3                         $1,504,192                 22.92
70.01 - 75.00                                                   4                         $1,185,257                 18.06
75.01 - 80.00                                                   9                         $2,708,687                 41.26
85.01 - 90.00                                                   3                           $651,120                  9.92
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00    %
==================================================================================================================================



                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                            Number of                      Aggregate        Percentage of Mortgage
State                                                     Mortgage Loans               Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
California                                                      1                           $456,872                  6.96   %
Colorado                                                        4                         $1,183,996                 18.04
Florida                                                         1                           $345,574                  5.26
Georgia                                                         1                           $248,013                  3.78
Illinois                                                        1                           $203,306                  3.10
Kansas                                                          2                           $422,295                  6.43
Missouri                                                        1                           $573,693                  8.74
New Jersey                                                      1                           $539,445                  8.22
New York                                                        2                           $848,976                 12.93
Tennessee                                                       1                           $557,282                  8.49
Texas                                                           1                           $295,262                  4.50
Virginia                                                        1                           $157,079                  2.39
Wyoming                                                         1                           $490,038                  7.47
Other (less than 2%)                                            3                           $242,303                  3.69
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
==================================================================================================================================


                                                    PURPOSE OF MORTGAGE LOANS


                                                          Number of                        Aggregate        Percentage of Mortgage
Loan Purpose                                            Mortgage Loans                 Principal Balance      Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                                        9                         $3,283,327                 50.02    %
Refinance (cash out)                                            8                         $2,102,683                 32.03
Refinance (rate/term)                                           4                         $1,178,123                 17.95
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00    %
==================================================================================================================================



                                                  TYPES OF MORTGAGED PROPERTIES

                                                          Number of                        Aggregate        Percentage of Mortgage
Property Type                                           Mortgage Loans                 Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                                        9                         $3,516,602                 53.57   %
Single Family                                                  11                         $2,921,837                 44.51
Low-rise Condominium                                            1                           $125,694                  1.91
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00   %
==================================================================================================================================



                                                        OCCUPANCY TYPES


                                                            Number of                      Aggregate        Percentage of Mortgage
Occupancy Types                                           Mortgage Loans               Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                              21                         $6,564,133                100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
==================================================================================================================================



                                                    REMAINING TERMS TO MATURITY

Remaining Terms to Maturity                                 Number of                       Aggregate        Percentage of Mortgage
(Months)                                                  Mortgage Loans                Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                      21                         $6,564,133                100.00   %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00   %
==================================================================================================================================



                                                         LOAN PROGRAMS

                                                            Number of                      Aggregate        Percentage of Mortgage
Loan Programs                                             Mortgage Loans               Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
7/1 LIB12M                                                     19                         $5,695,178                 86.76   %
10/1 LIB12M                                                     2                           $868,955                 13.24
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00   %
==================================================================================================================================



                                                         GROSS MARGIN(1)

                                                            Number of                     Aggregate         Percentage of Mortgage
Range of Gross Margins (%)                                Mortgage Loans               Principal Balance       Loans in Group 5
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                  19                         $6,208,276                 94.58    %
3.001 - 4.000                                                   2                           $355,858                  5.42
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00    %
==================================================================================================================================
 (1) As of the cut-off date, the weighted average gross margin of the mortgage loans in loan Group 5 was approximately 2.656%.



                                                      NEXT ADJUSTMENT DATE

                                                            Number of                    Aggregate         Percentage of Mortgage
Next Adjustment Date                                     Mortgage Loans              Principal Balance      Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
July 2008                                                       2                         $  558,943                  8.52  %
August 2008                                                     4                         $  557,255                  8.49
September 2008                                                 13                         $4,578,980                 69.76
December 2010                                                   1                         $  295,262                  4.50
November 2011                                                   1                         $  573,693                  8.74
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
==================================================================================================================================



                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                             Number of                    Aggregate         Percentage of Mortgage
Range of Number of Months (Months)                      Mortgage Loans               Principal Balance      Loans in Loan Group 5
===================================================================================================================================
56 - 61                                                         2                           $558,943                  8.52  %
62 - 67                                                        17                         $5,136,235                 78.25
> 85                                                            2                           $868,955                13.24
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
===================================================================================================================================


                                                     MAXIMUM MORTGAGE RATES

                                                            Number of                     Aggregate        Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                      Mortgage Loans              Principal Balance      Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                                                 1                           $557,282                  8.49  %
11.001 - 12.000                                                17                         $5,355,732                 81.59
12.001 - 13.000                                                 3                           $651,120                  9.92
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
===================================================================================================================================



                                                      INITIAL PERIODIC RATE CAP

                                                          Number of                        Aggregate       Percentage of Mortgage
Initial Periodic Rate Cap (%)                           Mortgage Loans                  Principal Balance   Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                           2                           $800,968                 12.20  %
5.000                                                          19                         $5,763,165                 87.80
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
===================================================================================================================================



                                                   SUBSEQUENT PERIODIC RATE CAP

                                                            Number of                      Aggregate        Percentage of Mortgage
Subsequent Periodic Rate Cap (%)                         Mortgage Loans               Principal Balance      Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
2.000                                                          21                         $6,564,133                100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
===================================================================================================================================

                                                     MINIMUM MORTGAGE RATES

                                                            Number of                      Aggregate        Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                      Mortgage Loans                Principal Balance     Loans in Loan Group 5
----------------------------------------------------------------------------------------------------------------------------------
5.000 or Less                                                  21                         $6,564,133                100.00  %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          21                         $6,564,133                100.00  %
===================================================================================================================================


Summary of Mortgage Loans in Loan Group 6
(As of Reference Date)

Total Number of Loans                                        34
Aggregate Principal Balance                         $14,256,393
Average Principal Balance                               $419,306                           $146,252 to $966,455
Weighted Average Mortgage Rate                            3.604%                               3.375% to 3.625%
Net Weighted Average Mortgage Rate                        3.345%                               3.116% to 3.366%
ARM Characteristics
Weighted Average Gross Margin                             2.229%                               2.000% to 2.250%
Weighted Average Maximum Mortgage Rate                   11.950%                             11.950% to 11.950%
Weighted Average Minimum Mortgage Rate                    2.229%                               2.000% to 2.250%
Weighted Average Original Term (months)                      360                                     360 to 360
Weighted Average Remaining Term (months)                     338                                     332 to 340
Weighted Average Combined Loan-to-Value Ratio             61.35%                               28.22% to 90.00%


                                                         MORTGAGE RATES

Mortgage                                                     Number of                Aggregate              Percentage of Mortgage
Rate (%)                                                   Mortgage Loans         Principal Balance          Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
3.375                                                           1                           $551,436                  3.87 %
3.500                                                           3                         $1,235,399                  8.67
3.625                                                          30                        $12,469,559                 87.47
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================


                                                     CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES

Range of Mortgage                                            Number of                       Aggregate       Percentage of Mortgage
Principal Balances ($)                                    Mortgage Loans                 Principal Balance    Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
$100,000.01 - $150,000.00                                        3                           $441,649                  3.10  %
$150,000.01 - $200,000.00                                        5                           $900,471                  6.32
$200,000.01 - $250,000.00                                        2                           $478,241                  3.35
$250,000.01 - $300,000.00                                        2                           $588,303                  4.13
$300,000.01 - $350,000.00                                        3                           $998,735                  7.01
$350,000.01 - $400,000.00                                        2                           $737,961                  5.18
$400,000.01 - $450,000.00                                        6                         $2,470,310                17.33
$450,000.01 - $500,000.00                                        2                           $953,312                  6.69
$500,000.01 - $550,000.00                                        1                           $503,117                  3.53
$550,000.01 - $600,000.00                                        2                         $1,111,940                  7.80
$600,000.01 - $650,000.00                                        1                           $626,248                  4.39
$650,000.01 - $700,000.00                                        1                           $655,687                  4.60
$750,000.01 - $1,000,000.00                                      4                         $3,790,420                26.59
----------------------------------------------------------------------------------------------------------------------------------

Total                                                           34                        $14,256,393                100.00  %
==================================================================================================================================

                                                     DOCUMENTATION PROGRAM

                                                            Number of                     Aggregate        Percentage of Mortgage
Type of Program                                          Mortgage Loans               Principal Balance     Loans in Loan Group 6
----------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                               34                        $14,256,393                100.00 %
----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
==================================================================================================================================


                                                   ORIGINAL LOAN TO VALUE RATIOS

Range of Original                                            Number of                      Aggregate       Percentage of Mortgage
Loan-to-Value Ratios                                      Mortgage Loans               Principal Balance     Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                                    5                         $1,469,522                 10.31  %
50.01 - 55.00                                                   7                         $4,287,113                 30.07
55.01 - 60.00                                                   2                         $1,905,278                 13.36
60.01 - 65.00                                                   2                         $1,004,897                  7.05
65.01 - 70.00                                                   6                         $2,313,175                 16.23
70.01 - 75.00                                                   3                         $1,208,074                  8.47
75.01 - 80.00                                                   5                         $1,310,892                  9.20
80.01 - 85.00                                                   1                           $187,289                  1.31
85.01 - 90.00                                                   3                           $570,153                  4.00
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00  %
===================================================================================================================================



                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Number of                     Aggregate        Percentage of Mortgage
State                                                    Mortgage Loans               Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                                        10                         $2,662,222                 18.67  %
California                                                     18                         $9,649,357                 67.68
Colorado                                                        1                           $294,358                  2.06
Nevada                                                          2                           $336,023                  2.36
Oregon                                                          1                           $349,210                  2.45
Pennsylvania                                                    1                           $551,436                  3.87
Washington                                                      1                           $413,787                  2.90
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================



                                                    PURPOSE OF MORTGAGE LOANS

                                                             Number of                     Aggregate        Percentage of Mortgage
Loan Purpose                                              Mortgage Loans              Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
Refinance (rate/term)                                          24                         $9,876,160                 69.28  %
Refinance (cash out)                                            8                         $3,101,302                 21.75
Purchase                                                        2                         $1,278,931                  8.97
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================


                                                   TYPES OF MORTGAGED PROPERTIES

                                                           Number of                       Aggregate        Percentage of Mortgage
Property Type                                            Mortgage Loans               Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                  29                        $13,101,900                 91.90  %
Planned Unit Development                                        4                           $860,547                  6.04
Low-rise Condominium                                            1                           $293,945                  2.06
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================



                                                        OCCUPANCY TYPES

                                                          Number of                       Aggregate        Percentage of Mortgage
Occupancy Type                                         Mortgage Loans                 Principal Balance     Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                              34                        $14,256,393                100.00 %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00  %
===================================================================================================================================



                                                    REMAINING TERMS TO MATURITY

Remaining Terms to Maturity                                Number of                       Aggregate        Percentage of Mortgage
(Months)                                                Mortgage Loans                Principal Balance     Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                      34                        $14,256,393                100.00  %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================



                                                         LOAN PROGRAMS

                                                          Number of                       Aggregate        Percentage of Mortgage
Loan Programs                                           Mortgage Loans                Principal Balance    Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
NegAm LIB1M                                                    34                        $14,256,393                100.00 %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================


                                                         GROSS MARGIN(1)

                                                           Number of                     Aggregate          Percentage of Mortgage
Range of Gross Margins (%)                              Mortgage Loans               Principal Balance       Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                                                   1                           $551,436                  3.87  %
2.001 - 3.000                                                  33                        $13,704,957                 96.13
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================
 (1) As of the cut-off date, the weighted average gross margin of the mortgage loans in loan Group 6 was approximately 2.229%.



                                                      NEXT ADJUSTMENT DATE

                                                           Number of                       Aggregate        Percentage of Mortgage
Next Adjustment Date                                     Mortgage Loans               Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
November 2001                                                  28                        $11,712,165                 82.15   %
December 2001                                                   6                         $2,544,228                 17.85
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00   %
===================================================================================================================================



                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                          Number of                       Aggregate        Percentage of Mortgage
Range of Number of Months (Months)                      Mortgage Loans                Principal Balance     Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                                                          34                        $14,256,393                100.00  %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00 %
===================================================================================================================================



                                                     MAXIMUM MORTGAGE RATES

                                                           Number of                       Aggregate        Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                      Mortgage Loans               Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                                                34                        $14,256,393                100.00  %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00  %
===================================================================================================================================


                                                          PAYMENT CAPS

                                                          Number of                       Aggregate        Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                     Mortgage Loans               Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
7.50%                                                          34                        $14,256,393                100.00  %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00  %
===================================================================================================================================




                                                     NEGATIVE AMORTIZATION CAP

                                                           Number of                       Aggregate        Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                      Mortgage Loans               Principal Balance      Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
110                                                            34                        $14,256,393                100.00  %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00  %
===================================================================================================================================


                                                     MINIMUM MORTGAGE RATES

                                                           Number of                       Aggregate        Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                      Mortgage Loans                Principal Balance     Loans in Loan Group 6
-----------------------------------------------------------------------------------------------------------------------------------
5.000 or Less                                                  34                        $14,256,393                100.00  %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          34                        $14,256,393                100.00  %
===================================================================================================================================




Summary of Mortgage Loans in Loan Group 7
(As of Reference Date)

Total Number of Loans                                         55
Aggregate Principal Balance                          $22,838,329
Average Principal Balance                                $415,242                      $284,138 to $793,429
Weighted Average Mortgage Rate                             6.365%                          5.500% to 7.250%
Net Weighted Average Mortgage Rate                         6.095%                          5.241% to 6.991%
ARM Characteristics
Weighted Average Gross Margin                              2.271%                          2.250% to 3.125%
Weighted Average Months to Next Adjustment Date                40                                  38 to 41
Weighted Average Initial Periodic Cap                      5.000%                          5.000% to 5.000%
Weighted Average Subsequent Periodic Cap                   2.000%                          2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                    11.365%                        10.500% to 12.250%
Weighted Average Minimum Mortgage Rate                     2.271%                          2.250% to 3.125%
Weighted Average Original Term (months)                       360                                360 to 360
Weighted Average Remaining Term (months)                      340                                338 to 341
Weighted Average Combined Loan-to-Value Ratio              71.27%                          46.42% to 94.74%


                                                         MORTGAGE RATES

Mortgage                                                     Number of                Aggregate              Percentage of Mortgage
Rate (%)                                                   Mortgage Loans         Principal Balance          Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
5.500                                                           1                           $793,429                  3.47%
5.625                                                           2                           $869,701                  3.81
5.750                                                           3                         $1,104,320                  4.84
5.875                                                           3                         $1,098,663                  4.81
6.000                                                           1                           $304,750                  1.33
6.125                                                           2                           $767,286                  3.36
6.250                                                           7                         $2,651,486                 11.61
6.375                                                          10                         $4,474,900                 19.59
6.500                                                          10                         $4,218,793                 18.47
6.625                                                           8                         $3,400,976                 14.89
6.750                                                           4                         $1,762,883                  7.72
6.875                                                           2                           $685,922                  3.00
7.250                                                           2                           $705,220                  3.09
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00%
===================================================================================================================================



                                                       CURRENT MORTGAGE LOAN
                                                        PRINCIPAL BALANCES

Range of Mortgage                                          Number of                       Aggregate        Percentage of Mortgage
Principal Balances ($)                                   Mortgage Loans               Principal Balance      Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
$250,000.01 - $300,000.00                                        3                           $872,829                  3.82%
$300,000.01 - $350,000.00                                       13                         $4,236,081                 18.55
$350,000.01 - $400,000.00                                       14                         $5,223,463                 22.87
$400,000.01 - $450,000.00                                       11                         $4,619,911                 20.23
$450,000.01 - $500,000.00                                        5                         $2,389,047                 10.46
$500,000.01 - $550,000.00                                        2                         $1,068,786                  4.68
$550,000.01 -  $600,000.00                                       3                         $1,683,566                  7.37
$600,000.01 -  $650,000.00                                       2                         $1,257,017                  5.50
$650,000.01 -  $700,000.00                                       1                           $694,202                  3.04
$750,000.01 -  $1,000,000.00                                     1                           $793,429                  3.47
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                           55                        $22,838,329                100.00%
===================================================================================================================================




                                                     DOCUMENTATION PROGRAM

                                                          Number of                       Aggregate        Percentage of Mortgage
Type of Program                                         Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                               49                         20,138,850                 88.18   %
Reduced                                                         6                         $2,699,479                 11.82
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                         55                          22,838,329                100.00  %
===================================================================================================================================




                                                   ORIGINAL LOAN TO VALUE RATIOS

Range of Original                                           Number of                       Aggregate       Percentage of Mortgage
Loan-to-Value Ratios                                     Mortgage Loans                 Principal Balance    Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
50.00 or below                                                  2                         $1,012,758                  4.43  %
50.01 - 55.00                                                   4                         $1,616,432                  7.08
55.01 - 60.00                                                   3                         $1,365,117                  5.98
60.01 - 65.00                                                   3                         $1,371,367                  6.00
65.01 - 70.00                                                   8                         $3,378,886                 14.79
70.01 - 75.00                                                  13                        $5,035,735                  22.05
75.01 - 80.00                                                  21                        $8,720,953                  38.19
90.01 - 95.00                                                   1                           $337,081                  1.48
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00 %
===================================================================================================================================




                                             STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Number of                       Aggregate        Percentage of Mortgage
State                                                   Mortgage Loans               Principal Balance      Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
California                                                     22                        $10,414,412                 45.60  %
Colorado                                                        2                           $797,152                  3.49
Florida                                                         7                         $2,757,042                 12.07
Georgia                                                         3                         $1,078,069                  4.72
Pennsylvania                                                    2                           $780,833                  3.42
South Carolina                                                  3                         $1,039,995                  4.55
Texas                                                           4                         $1,683,871                  7.37
Washington                                                      4                         $1,424,905                  6.24
Other (less than 2%)                                            8                            2862051                 12.53
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00  %
===================================================================================================================================


                                                    PURPOSE OF MORTGAGE LOANS

                                                          Number of                       Aggregate        Percentage of Mortgage
Loan Purpose                                            Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                                       21                         $9,427,140                 41.28  %
Refinance (rate/term)                                          19                         $7,915,890                 34.66
Refinance (cash out)                                           15                         $5,495,299                 24.06
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00  %
===================================================================================================================================



                                                  TYPES OF MORTGAGED PROPERTIES

                                                          Number of                       Aggregate        Percentage of Mortgage
Property Type                                           Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                  35                        $14,654,518                 64.17   %
Planned Unit Development                                       19                         $7,851,243                 34.38
Low-rise Condominium                                            1                           $332,568                  1.46
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00  %
===================================================================================================================================



                                                        OCCUPANCY TYPES

                                                           Number of                     Aggregate         Percentage of Mortgage
Occupancy Type                                          Mortgage Loans               Principal Balance      Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                              53                        $21,986,916                 96.27  %
Second Residence                                                2                           $851,413                  3.73
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00  %
===================================================================================================================================


                                                    REMAINING TERMS TO MATURITY

Remaining Terms to Maturity                               Number of                      Aggregate        Percentage of Mortgage
(Months)                                                 Mortgage Loans                Principal Balance    Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                      55                        $22,838,329                100.00   %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00   %
===================================================================================================================================



                                                         LOAN PROGRAMS

                                                          Number of                       Aggregate       Percentage of Mortgage
Loan Programs                                           Mortgage Loans               Principal Balance    Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
5/1 LIB12M                                                     55                        $22,838,329                100.00
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00  %
===================================================================================================================================



                                                         GROSS MARGIN(1)

                                                          Number of                       Aggregate        Percentage of Mortgage
Range of Gross Margins (%)                              Mortgage Loans               Principal Balance      Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                                  54                        $22,501,248                 98.52    %
3.001 - 4.000                                                   1                           $337,081                  1.48
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00   %
===================================================================================================================================
 (1) As of the cut-off date, the weighted average gross margin of the mortgage loans in loan Group 7 was approximately 2.271%.



                                                      NEXT ADJUSTMENT DATE

                                                          Number of                       Aggregate        Percentage of Mortgage
Next Adjustment Date                                    Mortgage Loans               Principal Balance      Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
August 2006                                                     1                           $368,139                  1.61    %
September 2006                                                 11                         $4,702,843                 20.59
October 2006                                                   42                        $17,293,266                 75.72
November 2006                                                   1                           $474,081                  2.08
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00   %
===================================================================================================================================



                                              RANGE OF MONTHS TO NEXT ADJUSTMENT DATE

                                                          Number of                       Aggregate        Percentage of Mortgage
Range of Number of Months (Months)                      Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
38 - 42                                                        55                        $22,838,329                100.00   %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00   %
===================================================================================================================================


                                                     MAXIMUM MORTGAGE RATES

                                                          Number of                       Aggregate        Percentage of Mortgage
Range of Maximum Mortgage Rates (%)                     Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                                                10                         $4,170,863                 18.26    %
11.001 - 12.000                                                43                        $17,962,246                 78.65
12.001 - 13.000                                                 2                           $705,220                  3.09
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                          $22,838,329              100.00  %
===================================================================================================================================



                                                      INITIAL PERIODIC RATE CAP

                                                          Number of                       Aggregate        Percentage of Mortgage
Initial Periodic Rate Cap (%)                           Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
5.000                                                          55                        $22,838,329                100.00
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                          $22,838,329              100.00  %
===================================================================================================================================



                                                   SUBSEQUENT PERIODIC RATE CAP

                                                          Number of                       Aggregate        Percentage of Mortgage
Subsequent Periodic Rate Cap (%)                        Mortgage Loans                Principal Balance      oans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                                          55                        $22,838,329    100.00    %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          5                        $22,838,329     100.00  %
===================================================================================================================================


                                                     MINIMUM MORTGAGE RATES

                                                           Number of                      Aggregate        Percentage of Mortgage
Range of Minimum Mortgage Rates (%)                     Mortgage Loans                Principal Balance     Loans in Loan Group 7
-----------------------------------------------------------------------------------------------------------------------------------
5.000 or Less                                                  55                        $22,838,329                100.00   %
-----------------------------------------------------------------------------------------------------------------------------------

Total                                                          55                        $22,838,329                100.00   %
===================================================================================================================================


                                                              EXHIBIT 2


                                                                                                                         Exhibit 2
       THE                                                                                            Distribution Date:   5/25/03
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                         Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                         Mortgage Pass-Through Certificates
             212-815-3236                                            Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

                                                     Certificateholder Monthly Distribution Summary
------------------------------------------------------------------------------------------------------------------------
                                              Certificate                             Pass
                              Class              Rate            Beginning          Through          Principal
Class          Cusip        Description          Type             Balance           Rate (%)        Distribution
------------------------------------------------------------------------------------------------------------------------
1A1          12669CCN8        Senior          Fix-30/360       46,147,019.32        5.439220        2,656,179.99
2A1          12669CCQ1        Senior          Fix-30/360       21,608,641.06        5.241080        1,756,513.64
3A1          12669CCS7        Senior          Fix-30/360       33,432,890.89        6.084543        4,889,867.24
3A2          12669CCT5        Senior          Fix-30/360       34,940,448.46        5.122709        5,110,361.37
4A1          12669CCU2        Senior          Fix-30/360       13,713,240.73        5.645325          370,870.52
5A1          12669CCW8        Senior          Fix-30/360        6,529,622.38        5.793350          564,780.24
6A1          12669CCY4        Senior          Fix-30/360       12,666,025.12        3.345496           31,106.40
7A1          12669CCV0        Senior          Fix-30/360       23,837,925.21        5.593869        2,763,849.80
1X           12669CCP3        Strip IO        Fix-30/360      173,770,460.43        0.684960                0.00
2X           12669CCR9        Strip IO        Fix-30/360       25,706,413.21        0.511000                0.00
AR           12669CET3        Senior          Fix-30/360                0.00        0.000000                0.00
------------------------------------------------------------------------------------------------------------------------
M            12669CCZ1        Junior          Fix-30/360        8,356,832.89        5.339314          355,948.21
B1           12669CDA5        Junior          Fix-30/360        5,371,820.28        5.339314          228,805.56
B2           12669CDB3        Junior          Fix-30/360        2,387,559.18        5.339314          101,694.92
B3           12669CDC1        Junior          Fix-30/360        1,492,506.30        5.339314           63,571.33
B4           12669CDD9        Junior          Fix-30/360          895,052.87        5.339314           38,123.59
B5           12669CDE7        Junior          Fix-30/360        2,386,665.33        5.339314          101,656.84
------------------------------------------------------------------------------------------------------------------------
Totals                                                        213,766,250.02                       19,033,329.65
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                        Current                           Cumulative
                  Interest             Total            Realized         Ending            Realized
Class            Distribution       Distribution         Losses         Balance             Losses
-----------------------------------------------------------------------------------------------------
1A1              209,169.84         2,865,349.83          0.00        43,490,839.33         0.00
2A1               94,377.17         1,850,890.82          0.00        19,852,127.42         0.00
3A1              169,519.89         5,059,387.13          0.00        28,543,023.66         0.00
3A2              149,158.11         5,259,519.48          0.00        29,830,087.08         0.00
4A1               64,513.09           435,383.61          0.00        13,342,370.21         0.00
5A1               31,523.66           596,303.90          0.00         5,964,842.14         0.00
6A1               35,311.78            66,418.18          0.00        12,634,918.72         0.00
7A1              111,121.85         2,874,971.65          0.00        21,074,075.42         0.00
1X                99,188.17            99,188.17          0.00       157,638,194.63         0.00
2X                10,946.65            10,946.65          0.00        22,838,329.10         0.00
AR                     0.07                 0.07          0.00                 0.00         0.00
----------------------------------------------------------------------------------------------------
M                 37,183.13           393,131.34          0.00         8,000,884.67         0.00
B1                23,901.53           252,707.09          0.00         5,143,014.72         0.00
B2                10,623.27           112,318.19          0.00         2,285,864.26         0.00
B3                 6,640.80            70,212.13          0.00         1,428,934.98         0.00
B4                 3,982.47            42,106.06          0.00           856,929.28         0.00
B5                10,619.30           112,276.14          0.00         2,285,008.49         0.00
----------------------------------------------------------------------------------------------------
Totals         1,067,780.78        20,101,110.44          0.00       194,732,920.38         0.00
---------------------------------------------------------------------------------------------------

                                                                      Page 1


       THE                                                                                            Distribution Date:   5/25/03
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                         Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                         Mortgage Pass-Through Certificates
             212-815-3236                                            Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

                                                            Principal Distribution Detail
-------------------------------------------------------------------------------------------------------------------------------
                                    Original             Beginning            Scheduled                        Unscheduled
                                  Certificate          Certificate            Principal        Accretion        Principal
Class           Cusip               Balance              Balance             Distribution      Principal        Adjustments
-------------------------------------------------------------------------------------------------------------------------------
1A1             12669CCN8       208,787,000.00        46,147,019.32          2,656,179.99         0.00             0.00
2A1             12669CCQ1       107,281,000.00        21,608,641.06          1,756,513.64         0.00             0.00
3A1             12669CCS7       124,390,000.00        33,432,890.89          4,889,867.24         0.00             0.00
3A2             12669CCT5       129,999,000.00        34,940,448.46          5,110,361.37         0.00             0.00
4A1             12669CCU2        52,997,000.00        13,713,240.73            370,870.52         0.00             0.00
5A1             12669CCW8        26,284,000.00         6,529,622.38            564,780.24         0.00             0.00
6A1             12669CCY4        48,235,000.00        12,666,025.12             31,106.40         0.00             0.00
7A1             12669CCV0        68,484,000.00        23,837,925.21          2,763,849.80         0.00             0.00
1X              12669CCP3       673,303,125.79       173,770,460.43                  0.00         0.00             0.00
2X              12669CCR9        70,967,755.40        25,706,413.21                  0.00         0.00             0.00
AR              12669CET3               100.00                 0.00                  0.00         0.00             0.00
-------------------------------------------------------------------------------------------------------------------------------
M               12669CCZ1        11,120,000.00         8,356,832.89            355,948.21         0.00             0.00
B1              12669CDA5         7,148,000.00         5,371,820.28            228,805.56         0.00             0.00
B2              12669CDB3         3,177,000.00         2,387,559.18            101,694.92         0.00             0.00
B3              12669CDC1         1,986,000.00         1,492,506.30             63,571.33         0.00             0.00
B4              12669CDD9         1,191,000.00           895,052.87             38,123.59         0.00             0.00
B5              12669CDE7         3,175,810.60         2,386,665.33            101,656.84         0.00             0.00
-------------------------------------------------------------------------------------------------------------------------------
Totals                          794,254,910.60       213,766,250.02         19,033,329.65         0.00             0.00
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                   Net               Current                Ending                 Ending
                Principal           Realized             Certificate            Certificate
Class          Distribution          Losses                Balance                Factor
---------------------------------------------------------------------------------------------
1A1            2,656,179.99            0.00            43,490,839.33          0.20830242939
2A1            1,756,513.64            0.00            19,852,127.42          0.18504793411
3A1            4,889,867.24            0.00            28,543,023.66          0.22946397345
3A2            5,110,361.37            0.00            29,830,087.08          0.22946397345
4A1              370,870.52            0.00            13,342,370.21          0.25175708456
5A1              564,780.24            0.00             5,964,842.14          0.22693814275
6A1               31,106.40            0.00            12,634,918.72          0.26194503407
7A1            2,763,849.80            0.00            21,074,075.42          0.30772261282
1X                     0.00            0.00           157,638,194.63          0.23412663419
2X                     0.00            0.00            22,838,329.10          0.32181275808
AR                     0.00            0.00                     0.00          0.00000000000
---------------------------------------------------------------------------------------------
M                355,948.21            0.00             8,000,884.67          0.71950401746
B1               228,805.56            0.00             5,143,014.72          0.71950401746
B2               101,694.92            0.00             2,285,864.26          0.71950401746
B3                63,571.33            0.00             1,428,934.98          0.71950401746
B4                38,123.59            0.00               856,929.28          0.71950401746
B5               101,656.84            0.00             2,285,008.49          0.71950401746
---------------------------------------------------------------------------------------------
Totals        19,033,329.65            0.00           194,732,920.38
---------------------------------------------------------------------------------------------




       THE                                                                                            Distribution Date:   5/25/03
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                         Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                         Mortgage Pass-Through Certificates
             212-815-3236                                            Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

                                                              Interest Distribution Detail
------------------------------------------------------------------------------------------------------------------------------
                        Beginning                Pass                  Accrued            Cumulative
                       Certificate              Through                Optimal              Unpaid             Deferred
Class                    Balance                Rate (%)              Interest             Interest            Interest
------------------------------------------------------------------------------------------------------------------------------
1A1                    46,147,019.32            5.439220             209,169.84              0.00                 0.00
2A1                    21,608,641.06            5.241080              94,377.17              0.00                 0.00
3A1                    33,432,890.89            6.084543             169,519.89              0.00                 0.00
3A2                    34,940,448.46            5.122709             149,158.11              0.00                 0.00
4A1                    13,713,240.73            5.645325              64,513.09              0.00                 0.00
5A1                     6,529,622.38            5.793350              31,523.66              0.00                 0.00
6A1                    12,666,025.12            3.345496              35,311.78              0.00                 0.00
7A1                    23,837,925.21            5.593869             111,121.85              0.00                 0.00
1X                    173,770,460.43            0.684960              99,188.17              0.00                 0.00
2X                     25,706,413.21            0.511000              10,946.65              0.00                 0.00
AR                              0.00            0.000000                   0.00              0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------

M                       8,356,832.89            5.339314              37,183.13              0.00                 0.00
B1                      5,371,820.28            5.339314              23,901.53              0.00                 0.00
B2                      2,387,559.18            5.339314              10,623.27              0.00                 0.00
B3                      1,492,506.30            5.339314               6,640.80              0.00                 0.00
B4                        895,052.87            5.339314               3,982.47              0.00                 0.00
B5                      2,386,665.33            5.339314              10,619.30              1.42                 0.00
------------------------------------------------------------------------------------------------------------------------------
Totals                213,766,250.02                               1,067,780.71              1.42                 0.00
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                        Total                Net             Unscheduled
                      Interest            Prepayment           Interest           Interest
Class                    Due             Int Shortfall        Adjustment            Paid
--------------------------------------------------------------------------------------------
1A1                  209,169.84              0.00                 0.00           209,169.84
2A1                   94,377.17              0.00                 0.00            94,377.17
3A1                  169,519.89              0.00                 0.00           169,519.89
3A2                  149,158.11              0.00                 0.00           149,158.11
4A1                   64,513.09              0.00                 0.00            64,513.09
5A1                   31,523.66              0.00                 0.00            31,523.66
6A1                   35,311.78              0.00                 0.00            35,311.78
7A1                  111,121.85              0.00                 0.00           111,121.85
1X                    99,188.17              0.00                 0.00            99,188.17
2X                    10,946.65              0.00                 0.00            10,946.65
AR                         0.00              0.00                 0.00                 0.07
--------------------------------------------------------------------------------------------

M                     37,183.13              0.00                 0.00            37,183.13
B1                    23,901.53              0.00                 0.00            23,901.53
B2                    10,623.27              0.00                 0.00            10,623.27
B3                     6,640.80              0.00                 0.00             6,640.80
B4                     3,982.47              0.00                 0.00             3,982.47
B5                    10,619.30              0.00                 0.00            10,619.30
--------------------------------------------------------------------------------------------
Totals             1,067,780.71              0.00                 0.00         1,067,780.78
--------------------------------------------------------------------------------------------





                                                                        Page 3


       THE                                                                                            Distribution Date:   5/25/03
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

                                                          Current Payment Information
                                                                Factors per $1,000
--------------------------------------------------------------------------------------------------------------------------
                                     Original           Beginning Cert.
                                   Certificate            Notional               Principal                 Interest
Class           Cusip                Balance              Balance              Distribution              Distribution
--------------------------------------------------------------------------------------------------------------------------
 1A1           12669CCN8         208,787,000.00         221.024390010           12.721960616              1.001833629
 2A1           12669CCQ1         107,281,000.00         201.420951176           16.373017070              0.879719357
 3A1           12669CCS7         124,390,000.00         268.774747924           39.310774472              1.362809660
 3A2           12669CCT5         129,999,000.00         268.774747924           39.310774472              1.147378911
 4A1           12669CCU2          52,997,000.00         258.755037702            6.997953145              1.217296998
 5A1           12669CCW8          26,284,000.00         248.425748844           21.487606092              1.199347765
 6A1           12669CCY4          48,235,000.00         262.589926876            0.644892806              0.732077905
 7A1           12669CCV0          68,484,000.00         348.080211599           40.357598784              1.622595841
 1X            12669CCP3         673,303,125.79         258.086519688            0.000000000              0.147315772
 2X            12669CCR9          70,967,755.40         362.226662871            0.000000000              0.154248187
 AR            12669CET3                 100.00           0.000000000            0.000000000              0.702614858
--------------------------------------------------------------------------------------------------------------------------
 M             12669CCZ1         11,120,000.00          751.513748711           32.009731248              3.343806762
 B1            12669CDA5          7,148,000.00          751.513748711           32.009731248              3.343806762
 B2            12669CDB3          3,177,000.00          751.513748711           32.009731248              3.343806762
 B3            12669CDC1          1,986,000.00          751.513748711           32.009731248              3.343806762
 B4            12669CDD9          1,191,000.00          751.513748711           32.009731248              3.343806762
 B5            12669CDE7          3,175,810.60          751.513748711           32.009731248              3.343806762
--------------------------------------------------------------------------------------------------------------------------
Totals                          794,254,910.60          269.140608597           23.963754452              1.344380457
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
                  Ending Cert.              Pass
                   Notional                Through
Class              Balance                Rate (%)
-----------------------------------------------------
 1A1              208.302429394           5.439220
 2A1              185.047934106           5.241080
 3A1              229.463973452           6.084543
 3A2              229.463973452           5.122709
 4A1              251.757084557           5.645325
 5A1              226.938142752           5.793350
 6A1              261.945034070           3.345496
 7A1              307.722612816           5.593869
 1X               234.126634189           0.684960
 2X               321.812758080           0.511000
 AR                 0.000000000           0.000000
-----------------------------------------------------
 M                719.504017463           5.339314
 B1               719.504017463           5.339314
 B2               719.504017463           5.339314
 B3               719.504017463           5.339314
 B4               719.504017463           5.339314
 B5               719.504017463           5.339314
-----------------------------------------------------
Totals            245.176854157
-----------------------------------------------------



       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


Pool Level Data
Distribution Date                                                                                                           6/25/03
Cut-off Date                                                                                                                10/1/01
Determination Date                                                                                                           6/1/03
Accrual Period 30/360                                                      Begin                                             5/1/03
                                                                           End                                               6/1/03
Number of Days in 30/360 Accrual Period                                                                                          30


                                           ----------------------------------
                                                 Collateral Information
                                           ----------------------------------

Group 1
-------

Cut-Off Date Balance                                                                                                 216,359,129.83

Beginning Aggregate Pool Stated Principal Balance                                                                    51,932,420.91
Ending Aggregate Pool Stated Principal Balance                                                                       49,119,561.11

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                  151
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   8
Ending Aggregate Loan Count                                                                                                     143

Beginning Weighted Average Loan Rate (WAC)                                                                                6.246433%
Ending Weighted Average Loan Rate (WAC)                                                                                   6.252487%

Beginning Net Weighted Average Loan Rate                                                                                  5.946720%
Ending Net Weighted Average Loan Rate                                                                                     5.950572%

Weighted Average Maturity (WAM) (Months)                                                                                        338

Servicer Advances                                                                                                         20,105.74

Aggregate Pool Prepayment                                                                                              2,756,580.17
Pool Prepayment Rate                                                                                                    48.0672 CPR


Group 2
-------

Cut-Off Date Balance                                                                                                 111,171,787.67

Beginning Aggregate Pool Stated Principal Balance                                                                     24,337,942.00
Ending Aggregate Pool Stated Principal Balance                                                                        22,477,088.62

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                   63


                                                             Page 1




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

Group 2
-------

Loans Paid Off or Otherwise Removed Pursuant to Pooling and                                                                       4
Servicing Agreement
Ending Aggregate Loan Count                                                                                                      59

Beginning Weighted Average Loan Rate (WAC)                                                                                6.053180%
Ending Weighted Average Loan Rate (WAC)                                                                                   6.055365%

Beginning Net Weighted Average Loan Rate                                                                                  5.779880%
Ending Net Weighted Average Loan Rate                                                                                     5.780896%

Weighted Average Maturity (WAM) (Months)                                                                                        339

Servicer Advances                                                                                                          4,425.29

Aggregate Pool Prepayment                                                                                              1,832,053.36
Pool Prepayment Rate                                                                                                    60.9478 CPR


Group 3
--------

Cut-Off Date Balance                                                                                                 263,615,724.67

Beginning Aggregate Pool Stated Principal Balance                                                                     75,255,036.45
Ending Aggregate Pool Stated Principal Balance                                                                        64,775,664.75

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                  218
Loans Paid Off or Otherwise Removed Pursuant to Pooling and                                                                      27
Servicing Agreement
Ending Aggregate Loan Count                                                                                                     191

Beginning Weighted Average Loan Rate (WAC)                                                                                6.698557%
Ending Weighted Average Loan Rate (WAC)                                                                                   6.709339%

Beginning Net Weighted Average Loan Rate                                                                                  6.433022%
Ending Net Weighted Average Loan Rate                                                                                     6.442755%

Weighted Average Maturity (WAM) (Months)                                                                                        337

Servicer Advances                                                                                                          4,184.62

Aggregate Pool Prepayment                                                                                             10,407,735.18
Pool Prepayment Rate                                                                                                    83.2707 CPR


Group 4
-------
Cut-Off Date Balance                                                                                                  54,918,824.50



                                                             Page 2



       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


Group 4
-------

Beginning Aggregate Pool Stated Principal Balance                                                                     15,090,348.69
Ending Aggregate Pool Stated Principal Balance                                                                        14,701,746.74

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                   45
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   1
Ending Aggregate Loan Count                                                                                                      44

Beginning Weighted Average Loan Rate (WAC)                                                                                6.731702%
Ending Weighted Average Loan Rate (WAC)                                                                                   6.731293%

Beginning Net Weighted Average Loan Rate                                                                                  6.407325%
Ending Net Weighted Average Loan Rate                                                                                     6.405250%

Weighted Average Maturity (WAM) (Months)                                                                                        339

Servicer Advances                                                                                                          7,367.56

Aggregate Pool Prepayment                                                                                                373,070.87
Pool Prepayment Rate                                                                                                    25.9709 CPR


Group 5
-------

Cut-Off Date Balance                                                                                                  27,237,659.12

Beginning Aggregate Pool Stated Principal Balance                                                                      7,154,712.38
Ending Aggregate Pool Stated Principal Balance                                                                         6,564,133.41

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                   24
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   3
Ending Aggregate Loan Count                                                                                                      21

Beginning Weighted Average Loan Rate (WAC)                                                                                6.754241%
Ending Weighted Average Loan Rate (WAC)                                                                                   6.750481%

Beginning Net Weighted Average Loan Rate                                                                                  6.470350%
Ending Net Weighted Average Loan Rate                                                                                     6.464375%

Weighted Average Maturity (WAM) (Months)                                                                                        338

Servicer Advances                                                                                                              0.00

Aggregate Pool Prepayment                                                                                                583,096.23


                                                             Page 3




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


Group 5
-------

Pool Prepayment Rate                                                                                                    63.9856 CPR


Group 6
-------

Cut-Off Date Balance                                                                                                  49,984,029.41

Beginning Aggregate Pool Stated Principal Balance                                                                     14,289,372.61
Ending Aggregate Pool Stated Principal Balance                                                                        14,256,392.87

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                   34
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   0
Ending Aggregate Loan Count                                                                                                      34

Beginning Weighted Average Loan Rate (WAC)                                                                                3.604496%
Ending Weighted Average Loan Rate (WAC)                                                                                   3.604498%

Beginning Net Weighted Average Loan Rate                                                                                  3.345496%
Ending Net Weighted Average Loan Rate                                                                                     3.345498%

Weighted Average Maturity (WAM) (Months)                                                                                        338

Servicer Advances                                                                                                              0.00

Aggregate Pool Prepayment                                                                                                  5,051.14
Pool Prepayment Rate                                                                                                     0.4242 CPR


Group 7
-------

Cut-Off Date Balance                                                                                                  70,967,755.40

Beginning Aggregate Pool Stated Principal Balance                                                                     25,706,413.21
Ending Aggregate Pool Stated Principal Balance                                                                        22,838,329.10

Beginning Aggregate Certificate Stated Principal Balance                                                             213,766,250.03
Ending Aggregate Certificate Stated Principal Balance                                                                194,732,920.38

Beginning Aggregate Loan Count                                                                                                   63
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   8
Ending Aggregate Loan Count                                                                                                      55

Beginning Weighted Average Loan Rate (WAC)                                                                                6.377626%
Ending Weighted Average Loan Rate (WAC)                                                                                   6.365153%

Beginning Net Weighted Average Loan Rate                                                                                  6.104869%


                                                             Page 4





       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

Group 7
-------

Ending Net Weighted Average Loan Rate                                                                                     6.095083%

Weighted Average Maturity (WAM) (Months)                                                                                        340

Servicer Advances                                                                                                         10,850.66

Aggregate Pool Prepayment                                                                                              2,840,448.06
Pool Prepayment Rate                                                                                                    75.5049 CPR



                                              ----------------------------------
                                                    Certificate Information
                                              ----------------------------------


Group 1
------

Senior Percentage                                                                                                    94.4298749302%
Senior Prepayment Percentage                                                                                         94.4298749302%

Subordinate Percentage                                                                                                5.5701250698%
Subordinate Prepayment Percentage                                                                                     5.5701250698%

Group 2
-------

Senior Percentage                                                                                                    94.3929093575%
Senior Prepayment Percentage                                                                                         94.3929093575%

Subordinate Percentage                                                                                                5.6070906425%
Subordinate Prepayment Percentage                                                                                     5.6070906425%

Group 3
-------

Senior Percentage                                                                                                    95.4277498059%
Senior Prepayment Percentage                                                                                         95.4277498059%

Subordinate Percentage                                                                                                4.5722501941%
Subordinate Prepayment Percentage                                                                                     4.5722501941%

Group 4
-------

Senior Percentage                                                                                                    95.4371234714%
Senior Prepayment Percentage                                                                                         95.4371234714%

Subordinate Percentage                                                                                                4.5628765286%
Subordinate Prepayment Percentage                                                                                     4.5628765286%





                                                             Page 5




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

Group 5
-------

Senior Percentage                                                                                                    95.6316203630%
Senior Prepayment Percentage                                                                                         95.6316203630%

Subordinate Percentage                                                                                                4.3683796370%
Subordinate Prepayment Percentage                                                                                     4.3683796370%

Group 6
-------

Senior Percentage                                                                                                    94.3197384118%
Senior Prepayment Percentage                                                                                         94.3197384118%

Subordinate Percentage                                                                                                5.6802615882%
Subordinate Prepayment Percentage                                                                                     5.6802615882%

Group 7
-------

Senior Percentage                                                                                                    96.3657162445%
Senior Prepayment Percentage                                                                                         96.3657162445%

Subordinate Percentage                                                                                                3.6342837555%
Subordinate Prepayment Percentage                                                                                     3.6342837555%


Certificate Account

Beginning Balance                                                                                                              0.00

Deposit
Payments of Interest and Principal                                                                                    20,138,475.09
Liquidation Proceeds                                                                                                           0.00
All Other Proceeds                                                                                                             0.00
Other Amounts                                                                                                                  0.00
                                                                                                                      -------------
Total Deposits                                                                                                        20,138,475.09


Withdrawals
Reimbursement of Servicer Advances                                                                                             0.00
Payment of Master Servicer Fees                                                                                           33,637.66
Payment of Sub Servicer Fees                                                                                               3,727.00
Payment of Other Fees                                                                                                          0.00
Payment of Insurance Premium(s)                                                                                                0.00
Payment of Personal Mortgage Insurance                                                                                         0.00
Other Permitted Withdrawal per the Pooling and Service Agreement                                                               0.00
Payment of Principal and Interest                                                                                     20,101,110.44
                                                                                                                      -------------
Total Withdrawals                                                                                                     20,138,475.09


                                                             Page 6




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

                                                                                                                      -------------
Ending Balance                                                                                                                -0.00


Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                                                                 10,896.98
Compensation for Gross PPIS from Servicing Fees                                                                           10,896.98
Other Gross PPIS Compensation                                                                                                  0.00
                                                                                                                      -------------
Total Net PPIS (Non-Supported PPIS)                                                                                            0.00


Master Servicing Fees Paid                                                                                                33,637.66
Sub Servicing Fees Paid                                                                                                    3,727.00
Insurance Premium(s) Paid                                                                                                      0.00
Personal Mortgage Insurance Fees Paid                                                                                          0.00
Other Fees Paid                                                                                                                0.00
                                                                                                                      -------------
Total Fees                                                                                                                37,364.66


                                       ----------------------------------
                                            Delinquency Information
                                       ----------------------------------


Group 1
-------

Delinquency                                       30-59 Days          60-89 Days              90+ Days                       Totals
-----------                                       ----------          ----------              --------                       ------
Scheduled Principal Balance                      2,006,066.46         415,386.85             223,261.00                2,644,714.31
Percentage of Total Pool Balance                    4.084048%          0.845665%              0.454526%                   5.384238%
Number of Loans                                             5                  1                      1                           7
Percentage of Total Loans                           3.496503%          0.699301%              0.699301%                   4.895105%

Foreclosure
-----------
Scheduled Principal Balance                                                                                              545,248.73
Percentage of Total Pool Balance                                                                                          1.110044%
Number of Loans                                                                                                                   2
Percentage of Total Loans                                                                                                 1.398601%

Bankruptcy
Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%



                                                             Page 7




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00

Group 2
-------

Delinquency                                        30-59 Days         60-89 Days               90+ Days                      Totals
-----------                                        ---------          ---------                --------                      -----

Scheduled Principal Balance                        430,598.14         289,919.18                   0.00                  720,517.32
Percentage of Total Pool Balance                    1.915720%          1.289843%              0.000000%                   3.205563%
Number of Loans                                             1                  1                      0                           2
Percentage of Total Loans                           1.694915%          1.694915%              0.000000%                   3.389831%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
----

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00


                                                             Page 8




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


Total Realized Losses                                                                                                          0.00

Group 3
-------

Delinquency                                        30-59 Days         60-89 Days               90+ Days                      Totals
-----------                                        ----------         ----------               --------                      ------

Scheduled Principal Balance                              0.00               0.00             627,645.99                  627,645.99
Percentage of Total Pool Balance                    0.000000%          0.000000%              0.968953%                   0.968953%
Number of Loans                                             0                  0                      2                           2
Percentage of Total Loans                           0.000000%          0.000000%              1.047120%                   1.047120%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00

Group 4
-------

Delinquency                                        30-59 Days         60-89 Days               90+ Days                      Totals
----------                                         ----------         ----------               --------                      ------
Scheduled Principal Balance                      1,084,694.54               0.00                   0.00                1,084,694.54
Percentage of Total Pool Balance                    7.377998%          0.000000%              0.000000%                   7.377998%
Number of Loans                                             3                  0                      0                           3
Percentage of Total Loans                           6.818182%          0.000000%              0.000000%                   6.818182%



                                                             Page 9




       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00

Group 5
-------

Delinquency                                        30-59 Days         60-89 Days               90+ Days                      Totals
-----------                                        ----------         ----------               --------                      ------

Scheduled Principal Balance                              0.00               0.00                   0.00                        0.00
Percentage of Total Pool Balance                    0.000000%          0.000000%              0.000000%                   0.000000%
Number of Loans                                             0                  0                      0                           0
Percentage of Total Loans                           0.000000%          0.000000%              0.000000%                   0.000000%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
---------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

                                                             Page 10





       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318


REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00

Group 6
-------

Delinquency                                        30-59 Days         60-89 Days               90+ Days                      Totals
-----------                                        ----------          ----------              --------                      ------
Scheduled Principal Balance                              0.00               0.00                   0.00                        0.00
Percentage of Total Pool Balance                    0.000000%          0.000000%              0.000000%                   0.000000%
Number of Loans                                             0                  0                      0                           0
Percentage of Total Loans                           0.000000%          0.000000%              0.000000%                   0.000000%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
---------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00


                                                             Page 11



       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318



Total Realized Losses                                                                                                          0.00

Group 7
-------

Delinquency                                        30-59 Days         60-89 Days               90+ Days                      Totals
-----------                                        ----------          ----------              --------                      ------

Scheduled Principal Balance                        906,739.38         774,048.94                   0.00                1,680,788.32
Percentage of Total Pool Balance                    3.970253%          3.389254%              0.000000%                   7.359507%
Number of Loans                                             2                  2                      0                           4
Percentage of Total Loans                           3.636364%          3.636364%              0.000000%                   7.272727%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00


                                  -------------------------------------------------
                                     Subordination/Credit Enhancement Information
                                  -------------------------------------------------

Protection                                                                                     Original                     Current
----------                                                                                     --------                     -------
Bankruptcy Loss                                                                              700,000.00                  700,000.00
Bankruptcy Percentage                                                                         0.088133%                   0.359467%
Credit/Fraud Loss                                                                         52,447,885.00                        0.00


                                                                             Page 12






       THE
     BANK OF
       NEW
      YORK

101 Barclay St, 8W
New York, NY 10286
                                                       Countrywide Home Loans Servicing LP
Officer:     Courtney Bartholomew                      Mortgage Pass-Through Certificates
             212-815-3236                                         Series 2001-23
Associate:   AnnMarie Cassano
             212-815-8318

Protection                                                                                     Original                     Current
----------                                                                                     --------                     -------

Credit/Fraud Loss Percentage                                                                  6.603407%                   0.000000%
Special Hazard Loss                                                                       52,447,885.00                5,865,510.98
Special Hazard Loss Percentage                                                                6.603407%                   3.012080%


Credit Support                                                                                 Original                     Current
--------------                                                                                 --------                     -------

Class A                                                                                  766,457,100.00              174,732,283.98
Class A Percentage                                                                           96.500140%                  89.729196%

Class M                                                                                   11,120,000.00                8,000,884.67
Class M Percentage                                                                            1.400054%                   4.108645%

Class B1                                                                                   7,148,000.00                5,143,014.72
Class B1 Percentage                                                                           0.899963%                   2.641061%

Class B2                                                                                   3,177,000.00                2,285,864.26
Class B2 Percentage                                                                           0.399998%                   1.173846%

Class B3                                                                                   1,986,000.00                1,428,934.98
Class B3 Percentage                                                                           0.250046%                   0.733792%

Class B4                                                                                   1,191,000.00                  856,929.28
Class B4 Percentage                                                                           0.149952%                   0.440054%

Class B5                                                                                   3,175,810.60                2,285,008.49
Class B5 Percentage                                                                           0.399848%                   1.173406%



                                                             Page 13